As filed with the Securities and Exchange Commission on July 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05684

Alpine Equity Trust
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Attorney at Law
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period:  April 30, 2010

Item 1. Reports to Stockholders.

Alpine

Real Estate Funds

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

April 30,

2010

Semi-Annual Report

TABLE OF CONTENTS

Equity Manager Reports
Alpine International Real Estate Equity Fund	6
Alpine Realty Income & Growth Fund	13
Alpine Cyclical Advantage Property Fund	20
Alpine Emerging Markets Real Estate Fund	27
Alpine Global Infrastructure Fund	35

Schedules of Portfolio Investments	42

Statements of Assets and Liabilities	55

Statements of Operations	56

Statements of Changes in Net Assets	57

Financial Highlights	62

Notes to Financial Statements	67

Additional Information	78

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Dynamic Transformations Fund
Alpine Accelerating Dividend Fund	Alpine Dynamic Balance Fund
Alpine Dynamic Financial Services Fund	Alpine Ultra Short Tax Optimized Income Fund
Alpine Dynamic Innovators Fund	Alpine Municipal Money Market Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Dear Investor:

We concluded last fall’s annual letter to shareholders by stating that “...The U.S. and global economies will continue to transition in a positive fashion towards a multi year cycle of relatively directional positive returns..., but that is not to say that 2010 will be an easy year.” We expected market volatility and that is surely what we have experienced to date through the semi-annual period ending April 30, 2010 and into the May date of this letter writing. The market memory of the financial distress which precipitated the meltdown of Lehman Brothers in the Fall of 2008 and continued into early 2009 is still fresh in investors’ memories, yet the hopes for economic recovery and strong financial market returns have been growing. The forces of greed and fear remain powerfully present in the market today as witnessed by significant sector rotation over the past six months and a return to high levels on the VIX Index of market volatility. Capital market improvement, solid corporate earnings and signs of economic strength have been offset by the Euro debt crisis, BP’s Gulf oil spill, North Korean aggression, and China’s moderation of prior stimulus. In Alpine’s view, both exogenous events and economic fundamentals are continually incorporated into a natural progression towards a longer term trend, as the market alternates between dancing forward then taking a step backward before progressing further. We believe the markets will establish a stronger medium-term trend during 2011 in anticipation of improving economic prospects leading into 2012 and beyond, and long-term investors may once again replace traders as the dominant force in the market.

THE EURO AND INVESTMENT RISK

The current financial market instability brought about by the decline in the Euro versus the U.S. dollar, stems from the market’s inability to assess the ultimate impact of the Greek government’s eroded capacity to both service and stand behind its sovereign debt. The scope of the situation could be as minimal as Greece’s 2% contribution to Euro-zone Gross Domestic Product (GDP), or as significant as spawning a contagion of credit concerns which could undermine the cohesion of the European Union (EU) and the durability of its’ currency, the Euro. At their extreme, such fears of high exposure among banks and governments to potentially risky corporate and sovereign debt, suggests that even the creditworthiness of the United States of America could eventually be impaired. Thus, the range of implications to all financial markets could extend from insignificant to catastrophic. However, the reality is likely more benign. While disruptive to markets in the short term, the fears of contagion have forced the European Union (EU) and the European Central Bank (ECB) to provide greater safeguards than is probably warranted. In effect, the EU’s 750 billion Euro stabilization package is designed to provide adequate funding for not only Greece, but Portugal and Spain, for a period of approximately four years. This is designed as a temporary measure to enable these different countries to implement and execute austerity packages which would reduce their dependence upon debt financing of government activities. Unfortunately, for a few months market participants will likely remain unsure as to the future effectiveness of such plans or of the negative impact upon domestic or regional growth. Thus, pressure on the Euro may continue; initially to the benefit of the U.S. dollar. Devaluation of the Euro should help exporters, particularly in Germany, where unit labor costs rose by less than 10% over the previous decade. By comparison, Southern Europe experienced 30% to 40% increases, with Greece now the least competitive country in that region. Over the next few years, the EU will likely add institutional flexibility in order to adjust for financial inequalities amongst members. Otherwise, the membership will be forced to change for the EU to remain meaningful.

As Alpine sees it, debt funded excesses which perhaps provided a boost to prior year’s growth are being replaced by austerity measures in response to pressure from the financial markets, which remain focused on reducing risk. Governments, corporations and even individuals, are increasingly being required to live within their means, to fund debt obligations from cash flow and utilize resources productively to produce either collective, corporate or individual wealth. This emphasis on derisking has certainly entered into the equity markets where the mid-May sell-off was characterized by some observers as traders derisking exposure to stocks, taking risk off their portfolios in relation to currencies, or adjusting the amount of market risk that they were comfortable taking. This was a contrast to the strong March rally which preceded this contagion conundrum, where financially leveraged cyclical stocks outperformed as some traders sought to add beta or market risk to their portfolios.

Risk aversion is evidenced by the astonishing low yields which investors are accepting for low risk. ‘Safe Haven’ U.S. Treasury Bills are yielding 0.159% for the shortest duration risk of three months. With a yield curve that only rises above 3% after six years, investors either expect significant deflation of assets for several years or are so risk averse as to forsake opportunities to grow their net worth. The danger of a financial meltdown which was almost palpable in October of 2008 is not apparent from measures such as so-called ‘TED’ Spreads between Treasury notes and LIBOR (London Interbank Offering Rates are the cost at which banks do business with each other) which ended May at roughly 0.21% versus a peak of over 4.53% on October 10, 2008. Further evidence comes from the U.S. Federal Reserve’s St Louis (Fed Branch) Financial Stress Index which peaked at 5.01% in that same week in 2008, yet ended May 2010 at 0.872%. Perhaps the current pattern of extreme caution could be expected after experiencing a hundred year flood as we did during the credit crisis of 2008. Thus, if important measures of financial risk are only flashing a yellow cautious and not a solid red for danger,, then market psychology may be excessively cautious, with potentially significant, albeit, diverging implications for both equity and income investors.

ALPINE’S FOCUS ON FUNDING CORPORATE INVESTMENT

The market’s on again, off again reactions to a continuing stream of information and statistics reflect the powerful impact of short term trading strategies. While we must be responsive to short-term conditions, Alpine seeks to set its strategy based on larger fundamental trends and conditions. We believe that earnings growth can occur in a low or slow growth environment if market share gains are possible. In light of the recent downturn, many public companies, particularly in the real estate and banking sectors, sold new shares to investors over the past year in order to recapitalize balance sheets and position themselves to potentially expand market share. Selectively, Alpine funds have been active participants in many such offerings. Irrespective of economic conditions, companies with innovative products or processes or those which can achieve corporate transformation brought about by a change in product lines or business, may also experience increases in market share. Alpine has made these investment themes the primary focus of two different funds. However, for all of our funds, we endeavor to find such opportunities as well as emphasizing regions or sectors of growing demand. As a corollary, we are less inclined to invest in situations where growth in user demand is limited or declining. However, there are situations when such decline or such growth is more than priced in, and that creates both buying and selling opportunities, respectively. While this suggests that there will always be buying opportunities in different markets at different times, we nevertheless prefer to tilt the portfolios to the areas where we find longer term growth. Thus, Alpine’s focus on emerging market opportunities, most notably in Brazil and China where it is appropriate for the mandates of specific Funds, or for other Funds by investing in U.S. based companies which are seeking growth opportunities in emerging market economies.

CHINA SLOWING AND BRAZIL GROWING

Recently, China has embarked on a restrictive liquidity program bringing money supply growth down from a stimulus oriented peak of 35% after the Lehman Brothers bankruptcy, back to historic levels of 15% to 18%. The government has also sought to constrain price inflation in the property sector, both of which we believe may take 2% to 4% off GDP, bringing the medium term rate of growth from 11% down to a 7% to 8% range. We believe that the major impact of this attempt to reign in price inflation will be achieved this summer, and that, to a great degree, it is already being priced into the stock market. Typically, command control economies such as China are often too blunt in their approach and methodology and, hence, the desired impact may not be as envisioned. That said, domestic income inequality between workers, their bosses, and even the growing middle class has been contentious, so the political aspect of this exercise may be as important as the economic.

A side result of this projected slowdown in China has been a decline in commodity prices around the world, impacting not only the major suppliers of such materials in natural resources, but also restraining a global source of potential inflation. With regard to Brazil, domestic demand is now growing to the point where the effect of China’s modest slowdown is not having a significant impact. There have even been a few economists who recently increased their growth prospects for Brazil from 6.5% to 7.5% GDP growth during the course of 2010, as the Central Bank may moderate ongoing plans to raise interest rates over the course of the year. It is worth noting that these interest rate increases are not tied to interest rates used for consumer mortgages. Rather they should have more impact on the commercial borrowing than on domestic demand. We also expect to see a growing level of fixed asset investment in both infrastructure and industry in Brazil, including new roads, railroads, ports, steel mills and deep sea oil rigs. Many U.S., European, Japanese and Chinese companies are investing in Brazil to build industrial capacity from mines to factories, while others are focused on growing consumption patterns, notably including Unilever and Walmart. This is a classic pattern where countries which initially had a beneficial cost of production or abundant natural resources further enhanced productivity through modern industrialization and then created “added value” through downstream manufacturing or distribution.

INVESTING FOR FUTURE NEEDS

For the past eighty years, the U.S. has been at the head of the pack in our productivity gains, as witnessed by our economy’s 22% share of global GDP. However, we must increase the current level of investment in our infrastructure and technical capacity, with particular focus on education if we are to maintain this level of superiority. Unfortunately, it looks as if during the next few years we will share some of the burden of austerity measures which now afflict Europe and the U.K. Our municipal and state government budgets were directly stabilized by the stimulus package of 2009, yet drastic cuts to the 2010 through 2011 local budgets will be telling, both in their political and economic impact over the next year. We already see an historic excess of qualified teachers relative to job openings as class sizes rise and curriculums shrink. Cuts in municipal and social services ranging from reduced waste pickup, more homeless on the streets and fewer services for the needy or house bound are already taking place. Fees, tolls and taxes will be increasing at the same time that public transit schedules are reduced. This makes the prospects for meaningful economic growth even less clear. Add to this the inevitable uncertainty over the impact of recent Federal government legislation bringing healthcare and financial reform, and the likely evolution of a revised tax regime starting next year. Thus, the ongoing political debate regarding finances and priorities will take on greater significance for the next few years.

Countering such concerns for now are the benefits of a strong dollar at the expense of the Euro, and cheaper commodities which should help to sustain low interest rates for our import oriented economy. Low interest rates around the world could very well continue into the foreseeable future. With a few years of cheap money and a degree of ingenuity, the U.S. may be able to maintain the current trajectory of recovery. Europe and Japan have fewer tools with which to engage growth, so more time may be needed to rebalance their accounts. Progress could provide investors with greater economic clarity of future economic potentials as we continue to unwind the debt burden of the past decade and restructure our industrial and economic priorities. With clarity comes confidence, which reinforces action, suggesting that the next two to three years may see a resurgence of long term investors in equity markets.

Where Greece was a shot across the bow of the European Union, we must make sure that it was not a ‘canary in the coal mine’ singing to the rest of us. Companies and countries which can continue to fund their finances should see their shares and currencies perform well over the near term. Those that cannot, may well be devalued or neglected by investors. Inevitably, strong players can take advantage of opportunities better than those with financial constraints. This suggests that merger and acquisition (M&A) activity, which has already resurfaced, may continue to grow in both volume and size over the next few years. The stock pickers at Alpine are looking forward to continued innovation and transformations which respond to the needs of today...and tomorrow!

In closing, we expect that the balance of 2010 could continue to be somewhat volatile; however, we would expect to see some measure of improvement by the time we next report to you after the end of the October fiscal year.

Thank you for your interest and support,

Samuel A. Lieber

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

VIX Index – Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

St. Louis Fed’s Financial Stress Index (STLFSI) is constructed using principal components analysis is a statistical method of extracting factors responsible for the comovement of a group of variables.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.)

The TED spread is the difference between the interest rates on interbank loans and short-term U.S. government debt. The TED spread is an indicator of perceived credit risk in the general economy

Yield Curve – is the relation between the interest rate (or cost of borrowing) and the time to maturity of the debt for a given borrower in a given currency.

EQUITY MANAGER REPORTS

Alpine International Real Estate
Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
						Since Inception
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	(2/1/1989)
Alpine International Real Estate Equity Fund	2.34%	70.62%	-18.05%	-0.55%	9.18%	5.82%
S&P Developed (ex. U.S.) Property Total Return Index(2)	2.96%	50.23%	-14.39%	3.46%	9.38%	N/A
GPR General Property Securities Global Index	9.46%	47.19%	-9.70%	4.43%	10.59%	5.54%
MSCI EAFE (USD) Index(3)	1.19%	30.80%	-11.47%	1.18%	-0.67%	2.21%
Lipper International Real Estate Funds Average	1.17%	44.85%	-15.28%	1.82%	10.53%	5.82%
Lipper International Real Estate Funds Rank	N/A(4)	1/53	32/33	8/8	3/3	1/1
Gross Expense Ratio: 1.26%(5)
Net Expense Ratio: 1.26%(5)

(1) Not annualized.
(2) Index commenced on 7/31/1989.
(3) Return does not include dividends reinvested.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed (ex. U.S.) Property Total Return Index, the GPR General Property Securities Global Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine International Real Estate Equity Fund

Commentary

We are pleased to present the semi-annual report of the Alpine International Real Estate Equity Fund for the six-month period ended April 30, 2010. The Fund’s net asset value per share at the end of the period was $22.33, providing a total return of 2.34% for the six months under review and 70.62% for the twelve months since the prior April. This compares with the total return of the Lipper International Real Estate Equity Fund’s Average of 1.17% for the past six months and 44.85% for the trailing 12 months. In comparison, the Fund’s benchmark S&P Developed ex-US Property Total Return Index produced a total return of 2.96% for the period under review and 50.23% for the trailing twelve months, and the broader market MSCI EAFE Index returned 1.19% for the six-month period and 30.80% for the twelve months through April. For the six-month period, it is clear that currency was beginning to weigh down overall foreign market returns as reported on Bloomberg, notably with the Euro declining by 9.68%, the British Pound down 7.16%, and even the Japanese Yen down over 4.01% however, the Mexican Peso appreciated by 7.2% ,the Brazilian Real was up 1.25%, and the Australian Dollar advanced by 2.73%.

CONDITIONS IN BRAZIL, CHINA AND INDIA

While the Alpine International Real Estate Equity Fund is broadly diversified across over 20 countries, given the concentration of this Fund in Brazil, China and India, we decided to focus our comments on the property markets of these three B.R.I.C countries.

China is in the midst of a managed growth slowdown which is very much focused on real estate supply and prices. China is removing excess monetary liquidity which resulted from pumping up broad money supply by 35% to stimulate their economy post Lehman Brothers. Now they are targeting mid to high teens growth, in line with historic levels. Commercial prices have been surprisingly stable, albeit rents have been rather soft in most markets due to excess supply of secondary quality space. Retail real estate has seen significant capital investment in anticipation of a coming consumption boom, however, the right type of property and the right location has always been the watch-word for real estate, and this remains true today. Residential construction has been the main driver of growth in construction activity with prices rising over 50% in the past year. This compares with historic annual growth of mid-to-high teens percentages and flat to slightly negative price trends which were typical in 2008. Thus, prices are only just a bit above the longer term historical trends, which in large part has been fueled by both significant economic growth and the continued urbanization of China’s population, now spread across roughly 70 cities of greater than 1 million persons. Surprisingly, affordability remains in line with historical standards over the past decade, except in Beijing and Shenzen which rose roughly 100% over the last twelve months. It is worth noting that the new property constraints are primarily focused on major cities where prices increased the most, including Shanghai, Shenzen, Beijing and Chongqing. Current restrictions on mortgage activity are impacting middle class housing more than the high-end, where buyers often use cash. With a boom in residential mortgages last year amounting to 25% of the total volume of mortgages outstanding, it is not surprising that sales volumes pushed prices significantly higher once existing inventories were absorbed. Given historic appreciation, the average mortgage represents approximately 40% loan to value at current market prices. Since most mortgages are limited to a 60% loan to value, we do not expect the current moderation of prices to have a significant impact on either bank balance sheets or the household economy. The lower home sales volumes resulting from the recent stream of new regulation reflects uncertainty as to price stabilization and thus, this pattern of weak volumes may continue through the second half of this year. As a result, we have reduced exposure until the prospects for sales improve. With regard to the comments by some observers that there is a bubble to be deflated, our site visits to numerous cities suggest that the demand for housing remains strong, and while certainly some excess construction and speculative investment has occurred in certain cities and districts, in our opinion most markets are reasonably close to being in balance.

India is another interesting market where there was once significant speculation in investment across all segments fueled by excess capital, just like virtually every other market around the world. However, strong economic growth, continued urbanization and modernization of Indian society is creating sustainable demand patterns which are now starting to take hold. Demand growth for investment is coming back and supply, which is only now coming on line from the prior period of frenetic growth, is being met by rising tenant demand. Nonetheless, rents remain relatively flat. Transaction volume remains low as bank debt remains constrained, but prime properties are being acquired by well capitalized investors leading to a modest pick-up in transaction volumes. A number of commercial projects have been redesigned to incorporate an extensive residential component since major cities still lack significant inventory of modern homes and apartments. Retail sales were stagnant for a period, but are now improving, leading some merchants to once again turn their focus on a broad national platform, which should be beneficial for shopping centers.

Alpine International Real Estate Equity Fund

In Alpine’s opinion, Brazil remains the most buoyant economy and environment for the property sector. Even though new supply is coming to market, tenant demand is strong, be it for new homes, stores, logistics facilities or offices. As a result, rents are increasing and values rising. Even though interest rates are rising, raising carrying cost for commercial properties, residential mortgage rates are relatively stable, so financing activity continues to grow. Demographic patterns, expanding consumer finance, and strong investment prospects for fixed assets should continue to propel the Brazilian real estate sectors.

ATTRACTIVE FUNDAMENTAL VALUATIONS

Alpine believes that current equity prices for U.S. and many foreign property stocks are not reflective of fundamental prospects. Under normal circumstances, one would expect that a company with strong growth prospects would be valued by the market at premium, while the opposite would be true for slow growth situations. Property stocks have typically been valued based on underlying property net asset value (breakup or liquidation value), as well as enterprise value divided by EBITDA, as well as price to net earnings and price to FFO (Funds from Operations). Additional evaluation of balance sheet or ratios analysis is also useful. (To support these views, we are utilizing data and projections provided by Morgan Stanley Research as of April 30, 2010 for this discussion.) In light of these criteria, it appears that Continental Europe and the U.K. are the most expensive markets and also the most financially leveraged, while Hong Kong, Singapore and Latin American markets were the cheapest and least financially leveraged. With regard to underlying real estate values, stocks in the U.S. were trading at a premium between 25% to 30%, while Euro Zone stocks were trading in high single-digit premiums, while Japan was about flat, and the U.K at approximately 10% discount to underlying real estate values. By comparison, Singapore property stocks traded at a single-digit premium, but then Hong Kong stocks were trading at mid-teens discounts and Chinese stocks traded in excess of 20% discounts. While Morgan Stanley did not appraise Latin American properties, Alpine estimates that they traded around 20% below net asset value.

According to Morgan Stanley, a similar pattern emerges when looking at enterprise value (EV) to EBITDA multiples, with Japanese stocks trading in the high teens, in line with U.S., Europe and U.K. companies. Singapore and Indonesia were at the mid-teens multiples for 2011, albeit a bit higher for 2010. By comparison, Hong Kong and Chinese property stocks traded at multiples on both sides of ten times enterprise value while Latin American stocks were trading at about six times multiple.

Relative to the structure of global and regional interest rates, we feel these aforementioned multiples are not excessive. However, in light of prospective growth patterns the variation is instructive. The strongest earnings growth for this year is projected to come from China. Although China may likely moderate in 2011, growth of its property companies may still be superior to all countries, except perhaps for Latin America. Morgan Stanley is estimating 20% plus growth for both regions over both years. They see similar growth in Hong Kong this year, albeit slowing below 10% next year, which is more akin to Singapore’s rate of growth. Indian companies are suffering negative growth this year with the prospect of 30% earnings growth in 2011. For both years, it is estimated that the U.K. will run at single-digit growth rates, while the U.S. could accelerate from perhaps only a few percent this year towards the higher end of single-digit growth in 2011. Continental Europe is expected to be negative this year, and perhaps positive next year. It is projected that although Japan may improve in 2011, it is likely it will be negative for both years.

Finally, valuations and growth are influenced by the shape of the balance sheet. Net debt to assets range from around 30% in Japan, up to nearly 40% for the U.S. and the U.K, even surpassing the mid 40% level for Continental European stocks. By comparison, Singapore, China, India, Latin America and Hong Kong are all under 25% leverage on average. This is also apparent in the interest coverage ratios which are mostly low, at less 5 times for the U.K. and Europe, and about the same for Japan, a bit stronger for the U.S., at around 6 times, while the real strength of interest coverage is evident in Singapore at approximately 10 times coverage and even more so with regard to China, Hong Kong and Latin America which are around 20 times or even higher.

In summary, there appears to be a general mismatch in terms of market valuations and growth prospects with regard to Latin American property companies in particular, as well as China and other South Asian countries when contrasted with Europe and Japan in particular. The U.S. and U.K. appear to be relatively expensive but less so than Europe or Japan.

Alpine International Real Estate Equity Fund

PORTFOLIO CHANGES

The most significant geographic adjustment in the portfolio for this 6 month period was the continued increase in exposure to Brazilian stocks, raising weighting from 26.6% up to 35.3%. There was also some growth in the Fund’s exposure to the U.K., up to 9.7% of the portfolio. India is a bit lower at 8.6% and China was reduced from 8.3% to 6.0%. Also notable was continued the decrease of our exposure to Japan from 4.8% to 3.1%.

The Fund also benefited from takeover activity both during the period under review and just subsequent to it. Kingdom Hotels based in Abu Dhabi, operating throughout the regions of Africa and into Asia, received a privatization bid from its parent company, controlled by Prince Al Waleed Bin Talal Bin Abdulaziz Al Saud, which partially compensated investors for its deeply discounted share price. The Fund also received an offer for its shares in Agre, the Brazilian home builder, which merged into our largest holding, PDG, at what we believe will be a very accretive price to earnings basis, as well as providing a strong strategic business combination. During the month of May, the Fund was notified by Kazana, the second largest shareholder in Singapore’s Parkway Holdings, that it sought to tender for one-third of our shares. Parkway is the dominant, private hospital owner and developer in the region with notable exposure in India, as well as China. Kazana is trying to outflank the company’s other major shareholder, Fortis Hospitals, out of India. It is interesting that in each of these situations, the bid has come on a friendly basis, either from the inside or from very knowledgeable industry players. Over time, we would expect to see more aggressive, and perhaps even hostile takeover offers for companies.

TOP TEN HOLDINGS PERFORMANCE REVIEW

The top ten stocks has evolved over the past six months with six continuing to contribute and four which are new holdings or have grown to greater prominence. PDG Realty, our largest position, has become the largest publicly traded real estate company in Brazil with the announced acquisition of Agre, which used to be one of our top ten holdings as of last year. Over the six months, PDG generated a 9.4% total return contributing roughly half a percent of positive performance for the overall portfolio. Regus, PLC, which is the dominant provider of temporary office space around the world, delivered a 6.8% total return and remains in the second spot. Cyrela Commercial Properties produced a 13.15% total return as it continues to develop not only office, but also industrial and retail properties. New to the portfolio is Direcional Engenharia which is focused on the low income housing programs sponsored by the Brazilian government. The company became public in mid-November, generating a total return of -1.49% during the six month period. Continuing from last period, Muliplan Empreendimentos Imobiliarios is one of Brazil’s dominant shopping mall companies with excellent prospects due to a significant pipeline of future projects to be delivered over the next five years, it generated an 11.66% total return during the six month period. MRV Engenharia is Brazil’s dominant low-income home builder and is a repeat performer in the top ten, having produced a 13.51% total return for the Fund during the six month period. Once again the Brazilian mall sector has prominent place in the top ten with BR Malls being added to the holdings, providing a 13.48% total return during the six month period. Behind BR Malls in the number eight position was Iguatemi Empresa de Shopping Centers, another significant owner of high quality Brazilian malls with a large future delivery pipeline which has the potential to provide attractive growth and income prospects over the next five years. This company delivered an 11.5% total return during the six month period. Breaking the Brazilian focus is Charter Hall Group in the ninth position. Charter Hall Group is a mid-sized Australian owner/operator of commercial properties which has recently expanded into the fund management business through the acquisition of Macquarie’s office and retail property trust management business. We think this expansion of their business model could be quite favorable, and its stock has gained 54.03% during the six month period Finally, in the tenth spot is South Asian Real Estate, Ltd., who’s valuation declined by -7.3%, even though it has the potential to deliver as one of the most efficient pure play residential builders in India. During the period, the Fund reduced its exposure to Stockland Property Group as we were somewhat concerned by the rising interest rates and their effect on the residential component of Stockland’s business. Segro was October’s number three holding although we sold that position as much of the potential has been discounted during the period under review, thus we were able to generate a 178.9% gain on the sale of the holdings. One Brazilian holding that did not continue in the top ten was Brookfield Residential Properties, despite its 16.1% total return during the period. We chose to lighten the Fund’s exposure to this holding as it no longer was as undervalued among other Brazilian residential companies. As mentioned earlier, Agre was absorbed into PDG and unfortunately lost approximately 12% during the period under review. That business combination should be very favorable for both PDG and for Agre shareholders over the intermediate period as well as the long run, providing synergies as well as strategic momentum for the enlarged company.

Alpine International Real Estate Equity Fund

WHERE DO WE GO FROM HERE?

Alpine’s view is that the fear of imminent contagion in financial markets should subside over time. However, we could have a volatile market for property shares as well as the broader market during the rest of 2010. As conditions begin to stabilize, we think the market will focus on both growth and value, and that is why this Fund has focused very much on the Brazilian market. We believe it is suffering from a general global flight to safety out of emerging markets which traditionally have been more volatile and risky. However, Brazil has a unique combination of attributes which we feel are very favorable for real estate including a generally declining interest rate trend in the intermediate to long term. Significant capital market expansion due to favorable business trends can provide capital, and an expansion oriented government will likely support more investment. Key demographic drivers of demand such as rising incomes, population growth, and job formation could support long term growth potential beyond the upcoming surge leading up to the 2014 World Cup and 2016 Olympic Games. Demand for property may outstrip supply for some time.

It has been our experience that prices fall when growth diminishes, so we are also anticipating opportunities to buy leading companies at attractive valuations in domestic and European countries. We look forward to reporting on the international real estate equity markets with our annual report in the Fall.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Past performance is not a guarantee of future results.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involve the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

General Risk of Securities Linked to the Real Estate Market – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Alpine International Real Estate Equity Fund

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Enterprise Value is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

EBITDA stands for earnings before interest, taxes, depreciation and amortization and is an approximate measure of a company’s operating cash flow based on data from the company’s income statement. It is calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation and amortization.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.

Price to Funds From Operations (FFO) – A figure used by real estate investment trusts (REITs) to define the cash flow from their operations. It is calculated by adding depreciation and amortization expenses to earnings, and sometimes quoted on a per share basis.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
						Since Inception
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	(12/29/1998)
Alpine Realty Income & Growth Fund	32.66%	88.42%	-13.01%	-0.16%	10.10%	10.55%
Morgan Stanley REIT Index	34.85%	71.39%	-8.89%	3.98%	11.24%	10.44%
S&P 500 Index	15.66%	38.84%	-5.05%	2.63%	-0.19%	1.36%
Lipper Real Estate Funds Average(2)	33.68%	68.69%	-9.71%	2.96%	10.66%	9.94%
Lipper Real Estate Funds Rank(2)	N/A(3)	11/227	172/198	148/169	57/79	25/64
Gross Expense Ratio: 1.39%(4)
Net Expense Ratio: 1.39%(4)

(1) Not annualized.
(2) The since inception return represents the annualized return for the period beginning 12/31/1998.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Realty Income & Growth Fund

Commentary

We are pleased to report the results of the Alpine Realty Income and Growth Fund for the six-month period that ended April 30, 2010. During this period, the Fund’s net asset value per share increased to $14.04, from $10.89 at October 31, 2009, which combined with two quarterly income distributions totaling $.36 per share, produced a total return of 32.66%. Since its inception on December 29, 1998, the Fund has delivered an annualized compounded total return of +10.55% and has made cumulative distributions to shareholders of $12.93 per share. The preceding table presents the Fund’s returns for the latest six month, one year, three year, five year, ten year, and since inception periods, relative to the Standard & Poor’s 500 Index (the “S&P”) and the Morgan Stanley REIT Index (the “RMS Index”).

The real estate sector’s positive returns during the latest six-month period continued the group’s impressive rebound that commenced over one year ago. Since April 30, 2009, the RMS Index has increased +71.39% and since March 6, 2009, the date of the Index’s near term closing low, the RMS Index has rebounded +165.27%. During the same periods, your Fund produced total returns of +88.42% and +206.77%, respectively.

While the trajectory of real estate index returns has remained steadily positive, the catalysts for the turnaround have evolved. Initially, real estate indices, as well as the broader market, were propelled upward by renewed confidence in the health of the capital markets and in the balance sheets of both financial institutions and real estate companies. What began over one year ago with equity raises by entities such as Simon Property Group, AMB Property Corp., and Alexandria Real Estate Equities became a major reequitization movement by publicly traded real estate companies throughout 2009 and into 2010. With proven access to capital, public real estate companies began to be perceived as being part of the solution to recapitalizing an overly leveraged commercial real estate market instead of contributing to the problem. Then, as the global economy showed signs of improvement in late 2009 and into 2010, investor sentiment became incrementally more positive regarding a turnaround in earnings and profitability. Indeed, the focus shifted from balance sheet health and the maintenance of operating margins through expense reductions to gauging the timing and extent of top line revenue growth and to anticipating the return of a multi-year trend of earnings increases! Reflective of the somewhat seismic shift in investor sentiment, short interest in the stocks of real estate investment trusts (“REITS”) traded on the New York Stock Exchange decreased from over 11.2% of outstanding stock in March 2009 to approximately 5.6% in April of this year, according to Citigroup. Meanwhile, investors in the corporate bond markets, with renewed confidence that fundamentals had bottomed, lined up to purchase over $8 billion in new REIT bond offerings during the first four months of 2010.

It is our strong belief, however, that a sustained improvement in real estate equity returns and in underlying operating fundamentals remains dependent upon stability in the capital markets, continued constraint in new real estate supply, and more meaningful improvements in real estate space demand than what has occurred to date. In this regard, we are fairly confident about the supply side of the equation. However, we feel less sanguine about the pace of demand growth and have recently been reminded by the impact of current Euro Zone developments that the financial markets have not fully healed.

The commercial real estate supply picture is well summarized by the headline of a recent Citigroup research report, “No Cranes in Sight - A 40 Year Look at Construction”, and the comparative construction data presented therein. According to Citi’s analyses, new construction starts for retail, office, industrial and multi-family apartment buildings are “at their lowest point in over 40 years of construction history at only .4% of stock versus a 2.2% historical average and considerably lower than coming out of any prior recession.” The report further notes that while starts are nearly 75% below their 40-year average, they also are less than the normal annual obsolescence rate of approximately 1%. In our opinion, such a benign supply picture bodes well for a healthy fundamental recovery, especially when coupled with very limited availability of new construction financing, if the demand side will hold up its share of the bargain.

Improvements in leasing demand for all property types, from one-night commitments in a hotel to 15-year leases in downtown office buildings, are dependent upon renewed business confidence and employment growth. Increased demand is essential to rebuild occupancies from current levels, lessen the supply of available space, enable the stabilization of rent levels, and eventually lead to pricing power for landlords. To date, employment gains have been somewhat anemic with national unemployment levels rising back to 9.9% in April from 9.7% the month prior, though several overall trends have created optimism. Weekly jobless claims, which one year ago were running at above 600,000, have decreased steadily into the 400,000s. Meanwhile, state and local employment data released on May 21st indicated that payrolls increased in April in 38 states, and unemployment decreased in 34 states and rose in only six states, implying that the unexpected rise in U.S. joblessness to 9.9% was at least not widespread. However, the improvement in the job picture has certainly not been robust and will need to strengthen for real estate operating fundamentals to gain traction. Such improvements in employment are dependent upon increased confidence by business leaders that corporate investment and hiring are warranted. That confidence has likely been shaken in the last weeks by heightened concerns regarding the financial health of Euro Zone participants, including Greece, Spain and Portugal, the potential impact on European banking institutions of that weakness, and the related fallout to the global economic recovery.

Alpine Realty Income & Growth Fund

What began with concerns about Greek sovereign debt in April has heightened into fears about contagion risk for European financial institutions and has led to rapid declines in currency and stock indices. As of the May 26th date of this report, the Euro has decreased to $1.22, its lowest level since September, 2006, while the S&P has fallen 12.1% and the KBW Bank Index (The “BKX Index”) has decreased 15.2% from their respective April 23rd near term highs. Real estate equities as represented by the RMS Index have decreased approximately 12.15% since the May 3rd peak and continue to be highly correlated with the performance of financial equities.

Given our concerns about the pace of real estate space demand growth and uncertainties in the capital markets, we have continued to maintain a relatively conservative portfolio construction within the Fund. While that bias may constrain returns during periods of rapid momentum-driven appreciation in the market, we believe our focus on a balance of defensive investments coupled with well-capitalized companies that are able to take advantage of market opportunities remains appropriate. In the remainder of the report, we will discuss conditions in individual property subsectors and how our investments in those subsectors fared over the past six-month semi-annual fiscal period.

Apartment fundamentals have demonstrated steady improvement in 2010 with the first positive sequential monthly rent growth since early 2008 according to Axiometrics, a leading apartment research firm. While year-over-year revenue comparisons remain negative in most areas, landlords have noted the ability to selectively raise rents on renewals of leases and firm up rents for new tenancies. Customers reportedly have increased confidence about their employment and some have begun to reverse the trends of doubling up or living under their parents’ roof. These positive demand trends are occurring approximately six months earlier than prior forecasts and have given confidence to many investors that a return to a multi-year period of positive net operating income growth is near. Apartment-owning companies provided some of the highest returns during the October 31, 2009 through April 30, 2010 period among the entities that comprise the RMS Index as reflected in the +50.45% increase in the Bloomberg REIT Apartment Index. Returns for companies owned in the Fund ranged from Equity Residential (+59.81%) to Post Properties (+59.26%), Avalon Bay (+54.44%), Essex Properties (+44.13%), and Home Properties (+30.46%).

Office market conditions across the United States remained generally weak during the latest fiscal reporting period though the pace of decline has moderated and numerous markets have shown signs of stability and even improvement. According to Cushman & Wakefield, overall national vacancy rates increased for a ninth consecutive quarter and are at their highest levels since the second quarter of 2004. Central business district (“CBD”) office markets remain in better relative health than suburban markets with nationwide CBD vacancy rates at 15.0% versus 19.4% in the suburbs, according to Cushman, while the downtown markets of Boston (+13.0%), Midtown Manhattan (+12.6%), Washington, D.C. (+14.5%) and San Francisco (+12.6%) have been somewhat stronger. While such availability levels in general exceed where landlords can regain pricing power, Cushman noted in their first quarter 2010 report several encouraging trends. More than half of all markets Cushman tracks posted flat to declining vacancies in the quarter, the overall increase in vacancy was the lowest quarterly change since the downturn began, and in select markets, landlords were experiencing stabilization of rental rates for Class A assets.

We continue to bias the Fund’s investment in office owning companies to those with greater CBD exposure and our only notable investment decreases during the period were reductions to our holdings in Liberty Property Trust and Mack-Cali Realty, two suburban market-oriented entities. Future improvement in office markets remains highly dependent, in our opinion, on job growth, but downtown markets, in particular, should benefit from very limited supply growth for the foreseeable future. During the current reporting period, the Fund’s top performing office-owning companies included CBD-focused Boston Properties (+31.56%), SL Green (+60.99%), Douglas Emmett (+43.77%), Maguire Properties (+42.83%), Brookfield Properties (+60.92%), and Vornado Realty Trust (+42.87%) which generates a significant share of its earnings from New York City and Washington, D.C. office assets. Lower returns were delivered by suburban office oriented Kilroy Realty (+29.85%), Mack-Cali (+13.95%), Liberty Property Trust (+18.43%) and Corporate Office Properties (+24.34%).

Alpine Realty Income & Growth Fund

Industrial REITs, which incorporate both warehouse and light manufacturing properties, as well as specialized data center assets, produced a range of positive returns during the period. Data center owning companies outperformed the distribution-oriented entities which continue to operate in generally soft market conditions. According to Cushman & Wakefield, the overall vacancy rate for the industrial market climbed for the tenth consecutive quarter to 10.8% as of March 31, 2010 as the impacts of the economic slowdown and inventory reductions in particular continued to weigh on global demand for distribution space. However, the cycle of reductions in production, shipping and inventory building appears to have been reversing as the Institute for Supply Management’s Manufacturing Index continues its upward trend and air cargo volumes have increased, indicators that inventory rebuilding may not be far off. In fact, Cushman reports that approximately 61% of the markets it tracks in the U.S. reported increased leasing activity in the first quarter. The two distribution focused REITs within the Fund, AMB Property Corp. and Prologis, delivered returns of +29.47% and +19.01% during the period. Meanwhile, DuPont Fabros, an owner and builder of state-of-the-art data centers, benefited from both strong demand for its newly developed properties and successful issuance of $550 million of new corporate debt and delivered a +48.24% return during the period.

Healthcare REITs, arguably the most defensive of the real estate subsectors, delivered lower relative returns over the six month period that ended April 30, 2010. The Bloomberg Health Care REIT Index returned +16.44% over the period as investors rotated into more early cyclical areas despite signs of improving market conditions for senior housing assets and greater clarity on health care reform. Returns for the Fund’s holdings ranged from +36.38% for Omega Healthcare, which used its public market capital access to make a significant portfolio purchase of skilled nursing assets, to +4.60% for Healthcare REIT, with Ventas (+20.48%) and HCP, Inc. (+13.79%) delivering returns more in line with the overall subsector average. At the end of the period, the Fund’s common equity investment in Healthcare REITs stood at 10.37% of assets, a level which we anticipate we will roughly maintain given the group’s relative stability and above average dividend yields.

With respect to the retail real estate subsector, the majority of the Fund’s common equity investment (approximately 13.60% at April 30, 2010) continues to be in regional mall owning companies which, in general, produced some of the highest returns in the overall REIT sector during the latest six-month fiscal period.  Fundamentals appear to have bottomed during 2009 with the rates of store closures, tenant bankruptcies, and consumer confidence all showing marked improvements. Though as David Simon, CEO of Simon Property Group, the nation’s largest retail landlord, recently stated, “it’s way too early to declare victory for the consumer and for commercial real estate”, trends reported by the Conference Board and the regional mall companies during their first quarter earnings calls are encouraging. On May 25th, the Conference Board released its most recent measurement of consumer confidence which stood at 63.30, representing the third consecutive month of sequential improvement and the highest level since the first half of 2008. Meanwhile, year-over-year comparisons for reported same store tenant sales in the first quarter of 2010 (albeit against a very easy comparable) were nevertheless all positive for the public mall companies Taubman (+10.8%), Simon (+6.6%), CBL and Associates (+4.7%), and Macerich (+3.4%), while three of the above four reported higher overall occupancies. Continued improvement for retailers and ultimately their landlords is dependent upon employment growth leading to greater levels of confidence, disposable income, and consumer spending. During the latest period, returns for the mall companies owned by the Fund included +82.37% for CBL and Associates, +55.45% for Macerich, +45.31% for Taubman and +33.29% for Simon.

The preferred equity allocation within the Fund stood at 17.9% of net assets as of April 30, 2010 and consisted of twenty-four individual investments, twenty-three of which were held throughout the six-month fiscal period and produced a simple non-weighted average return of +22.13% and a median return of +15.63%. Individual returns included +33.40% and +28.94% for the Fund’s two largest preferred investments, Entertainment Properties Trust Series D, 7.375% and CBL & Associates Properties Series D, 7.375%, and ranged from +53.37% for Glimcher Realty Trust Series F, 8.75% to +7.96% for Digital Realty Trust Series A, 8.50%. As of April 30, 2010, the Fund’s preferred investment portion of the portfolio had a weighted average dividend yield of 7.91% (with a median yield of 8.14%), which compares to the 3.60% weighted average dividend yield of common equities in the RMS Index. Additionally, the Fund’s preferred investments traded at a weighted-average discount to an underlying $25.00 liquidation value of 7.89% (i.e., a weighted average price per share of $23.03) and a median discount of 6.24% (or median share price of $23.44).

Alpine Realty Income & Growth Fund

The Fund’s mix of preferred equities, defensive investments, and well-capitalized companies poised for potentially opportunistic investments continues to be appropriate, in our opinion, given the current economic environment. While we do believe fundamentals in virtually every property type have either already entered or should achieve a period of sequential improvement as the year progresses, it is the pace of that improvement and the justified valuation for those future earnings that we remain focused on. Hotel and apartment assets, those property types with the shortest lease durations, have already experienced better revenue growth. Other property types, including office and retail assets, will likely be slower to grow their top lines but may offer more attractive pricing for investment today. A wild card for potential earnings growth remains new asset acquisitions. Transactional activity is finally increasing with both financial institutions and poorly capitalized owners beginning to move assets into stronger hands. Though the “once-in-a-lifetime” opportunities that were so highly anticipated may never materialize as such, we do believe numerous publicly traded real estate companies in our Fund have the financial wherewithal and cost of capital advantage to accomplish some attractive external growth.

We look forward to reporting how our mix of investments continues to perform when we next report after the October 31 end of our fiscal year.

Sincerely,
Robert W. Gadsden

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

General Risk of Securities Linked to the Real Estate Market – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Alpine Realty Income & Growth Fund

The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector.

The Bloomberg Healthcare REIT Index is a cap-weighted index of infinite life Healthcare REITs having a market capitalization of $15 million or greater.

The Bloomberg Apartment REIT Index is a capitalization-weighted sub-index of the Bloomberg REIT Index and is based on apartment properties comprising 75% or more of invested assets.

Liquidation Value estimated amount of money that an asset or company could quickly be sold for, such as if it were to go out of business.

Institute for Supply – A trade association based in Tempe, Arizona that is best known for its monthly forecast of index of manufacturing activity, the ISM Index, which is widely watched by the financial markets to gauge how the nation’s economy is performing. The Institute also produces a less widely known report that tracks non-manufacturing activity. ISM used to be known as the National Association of Purchasing Management (NAPM).

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
						Since Inception
	6 Months(1)	1 Year	3 Years	5 Years	10 Years	(9/1/1993)
Alpine Cyclical Advantage Property Fund	19.47%	54.80%	-17.49%	-10.18%	8.79%	8.32%
Wilshire Real Estate Securities Index (4)	34.97%	73.00%	-10.06%	3.50%	11.23%	9.72%
EPRA/NAREIT Global Index	12.51%	56.77%	-12.50%	3.69%	10.17%	8.65%
S&P 500 Index	15.66%	38.84%	-5.05%	2.63%	-0.19%	7.84%
S&P Developed BMI Property Index(2)(4)	13.00%	56.37%	-13.31%	2.53%	N/A	N/A
Lipper Global Real Estate Funds Average(3)	13.61%	52.63%	-12.89%	1.84%	10.82%	8.31%
Lipper Global Real Estate Funds Rank(3)	N/A(5)	21/85	53/54	27/27	12/12	1/1
Gross Expense Ratio: 1.45%(6)
Net Expense Ratio: 1.45%(6)

(1) Not annualized.
(2) Index commenced on 12/29/2000.
(3) The since inception return represents the annualized return for the period beginning 9/2/1993.
(4) As of October 31, 2009, the Fund changed its broad-based market index from the Wilshire Real Estate Securities
Index to the EPRA/NAREIT Global Index. This change was made to provide a more appropriate benchmark for the Fund to track.
(5) FINRA does not recognize rankings for less than one year.
(6) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The EPRA/NAREIT Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P Developed BMI Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Wilshire Real Estate Securities Index, the EPRA/NAREIT Global Index, the S&P 500 Index, the S&P Developed BMI Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Cyclical Advantage Property Fund

Commentary

We are pleased to present the semi-annual report for the Alpine Cyclical Advantage Property Fund for the six-month period ending April 30, 2010. The Fund generated a total return of 19.47% for the six months, which compared favorably to the returns of the S&P Developed (Global) Property Index and for the Lipper Global Real Estate Fund’s Average Total Return of 13.00% and 13.61%, respectively. This Fund is still in its transition from a domestically focused portfolio with a 20% maximum international exposure into an unrestrictive global portfolio which can be adaptive to market conditions and opportunities by adopting either a concentrated investment profile or taking a more diversified approach to portfolio construction. Currently, we are broadly diversified, but remain geographically tilted to the Unites States as long as we see global capital turmoil overshadowing local and regional property trends. We expect the portfolio will continue to evolve beyond its current broad balance of both undervalued opportunities and growth situations to shift the bias towards growth abroad as fears of further financial crisis ebb.

Perhaps the greatest example of undervaluation was the Fund’s investment in General Growth Properties a bit over a year ago. While we could not foretell the future we felt that given the complexity of the underlying financial structure of General Growth, it would be very difficult to proceed with an orderly liquidation of the portfolio and thus the company might be able to survive if the financial markets were able to regain their footing. As of today, the financial markets have regained their footing and the stock has outperformed our expectations for the year which is why we reduced the Fund’s exposure from over 195,000 shares down to just over 86,000, producing a gain of 290.93%. The value orientation has also benefited the Fund in terms of takeover bids during and after the fiscal period. The Fund’s holding in Interstate Hotels rose by 92.17% as it privatized, and the Fund also received a merger of Austrian diversified property owner Immo-East from its parent Immo-Finance, although this has subsequently generated a modest negative return for that holding. Subsequent to the end of the quarter, the Fund received a bid to tender one-third of our shares of Parkway Holdings in Singapore to the Malaysian Sovereign Fund, which is its second largest holder. This tender is related to what may well evolve into a fight for control of the region’s premier hospital developer/operator. Balancing the Fund’s focus on value is the portfolio’s expanding holdings in Brazil which offers cyclically cheap valuations and potentially excellent growth prospects.

PORTFOLIO CHANGES

The aforementioned increase of the Fund’s exposure to Brazil from 12.45% to 18.65% will likely continue further. Meanwhile, exposure to the U.S. declined from 66.08% to 55.17% and we would expect this trend to continue as well given expensive relative valuations. The Fund’s Chinese exposure is rather light at 4.42%, down from 5.06% as government efforts to control prices may depress growth prospects for a while. Meanwhile our U.K. presence has grown from 0.52% to 4.13% as the potential for specific companies has improved. Notably, Indonesian holdings have jumped from no exposure to 4.20% of the portfolio over the past six months as political and economic stability has fostered increased consumer confidence and investment in fixed assets. The other major portfolio shift was a further decline in the Fund’s exposure to Japan from 3.87% to 1.09%. Even though residential sales volumes have improved somewhat, commercial rents continue to soften and vacancy rates continue to rise. We believe that the fundamental prospects for the Japanese economy appear bleak, in the absence of a strong export led recovery so the Fund has minimal exposure to Japanese markets.

OVERVIEW OF GLOBAL PROPERTY CONDITIONS

Most relevant for this period was the general modest level of returns of property equities around the world with the principal exception of the United States. Outside of Australia, no other country experienced such aggressive recapitalization of real estate company balance sheets as has the U.S. This recap has led real estate equities to rapidly price in the potential for a sizeable recovery in rents and earning power of real estate companies in the U.S. There has even been a meaningful (albeit historically modest) increase in property transactions as prices have increased and prospective initial investment yields declined.  Nonetheless, some observers assume that the rise in property transaction volumes and in asset values is more a reflection of investment demand growth off a low level rather than tenant demand growth. Even though occupancies are improving in selected markets, in most cases this has not yet led to an increase in rents, albeit some of the costs of attracting tenants has come down. We believe there is a stand-off between the weight of money ready to invest and sellers who have not been forced to relinquish their properties at historically low valuations. Many investors had hoped for “the buying opportunity of a lifetime” and have been disappointed. While transaction volumes are up, they are still a fraction of peak levels. Many market participants still await a potential surge of commercial foreclosures forced onto the market by lenders over the next two years.

Alpine Cyclical Advantage Property Fund

Overseas, the market conditions vary considerably, yet like the U.S. the trends suggest declining liquidity. Continental Europe has seen very low transaction volumes as both investment demand and the supply of attractively priced properties have been modest. Few markets have yet to see occupancy gains, and rents have shown only modest improvement. Asset values are still a bit soft with only a handful of transactions, though, trophy properties have traded at valuations within 10% to 15% of peak valuations. This year there have been no successful Initial Public Offerings (“IPOs”) in Continental Europe. The United Kingdom has a greater amount of debt maturing over the next few years relative to the market size than even the U.S. However, the banks have yet to conduct mass foreclosures or forced auctions. Resulting property transaction volumes remain relatively low, although values have risen from trough levels of 2008. Notably, we have seen evidence of modestly rising rents in parts of the London office market, although 2014 will be a key year for lease expirations and, hence, rental activity. As in the U.S., there have even been a few IPO’s of new public property companies on the London stock markets designed to opportunistically acquire inexpensive properties. And it remains possible that the new government in the U.K. could force banks to begin to liquidate their commercial mortgage holdings and conduct foreclosure sales which may create interesting investment possibilities for properly positioned companies.

The Fund is significantly underweight our benchmark index weighting in Japan. Real estate demand is following the moribund pattern of the overall economy with the unfortunate exception that new supply is still coming on-line, which will further dampen rents for commercial properties. Demand growth is limited and prospective tenants are focused on upgrading to higher quality properties at lower rents. Residential trends are modestly better, but transaction volume is still constrained. Investment demand in Japan is also currently soft, although there is the promise of several new investment funds seeking to raise capital. Most REITs in Japan are structurally impeded from playing a dynamic role in recapitalizing the property sector. Declining asset values, falling rents and rising vacancies obviously constitute a negative trend, although some local observers believe that a bottom may be near. Our question is whether there will be any acceleration of tenant demand off such low levels. If we see this potential, we may raise the Fund’s exposure towards the typical index weighting of 10% or possibly even higher.

Australia has been a positive equity market in that it recapitalized banks and REITs earlier than most and the economy has remained relatively buoyant as a result of strong commodity exports, primarily to China. Australia was the first market to actively recapitalize its property equity base beginning in 2009. Equity offerings are now focused on financing acquisitions. We see some modestly growing investment demand and rising transaction volumes, leading to somewhat higher asset values even though occupier demand, while cautiously positive is not yet strong enough to push rents materially higher. Significantly, banks are slowly starting to refinance debt and have moved some properties into the market place, commencing a bottom clearing process.

Singapore is another market which was actively recapitalized by equity REITs in 2009. Although they are not driving transactions, rather strong economic growth in recent quarters has fueled activity, particularly in the residential sector with new supply coming to the market. Commercial rents are relatively flat; however, asset values have been increasing, inducing some companies to test the waters regarding IPOs. Hong Kong remains a solid market where demand has more than matched supply growth, leading to modestly rising rents over the past year, as well as significant investment demand accompanied by solid bank lending, which in combination has fueled transaction volumes and asset values. In general, property prices are historically high; however, future demand may be tied to the economic progress of China. Unfortunately, Hong Kong seems even more congested and polluted than ever, which may influence future growth.

China is in the midst of a managed growth slowdown which is very much focused on real estate supply and prices. China is removing excess liquidity which resulted from pumping up broad money supply by 35% to stimulate their economy post Lehman Brothers. Now they are targeting mid to high teens growth, in line with historic levels. Commercial prices have been surprisingly stable, albeit rents have been rather soft in most markets due to excess supply of secondary quality space. Retail real estate has seen significant capital investment in anticipation of a coming consumption boom, however, the right type of property and the right location has always been the watch-word for real estate, and this remains true today. Residential construction has been the main driver of growth in construction activity with prices rising over 50% in the past year. This compares with historic annual growth of mid-to-high teens percentages and flat to slightly negative price trends which were typical in 2008. Thus, prices are only just a bit above the longer term historical trends, which in large part has been fueled by both significant economic growth and the continued urbanization of China’s population, now spread across roughly 70 cities of greater than 1 million persons. Surprisingly, affordability remains in line with historical standards over the past decade, except in Beijing and Shenzen which rose roughly 100% over the last twelve months. It is worth noting that the new property constraints are primarily focused on major cities where prices increased the most, including Shanghai, Shenzen, Beijing and Chongqing. Current restrictions on mortgage activity are impacting middle class housing more than the high-end, where buyers often use cash. With a boom in residential mortgages last year amounting to 25% of the total volume of mortgages outstanding, it is not surprising that sales volumes pushed prices significantly higher once existing inventories were absorbed. Given historic appreciation, the average mortgage represents approximately 40% loan to value at current market prices. Since most mortgages are limited to a 60% loan to value, we do not expect the current moderation of prices to have a significant impact on either bank balance sheets or the household economy. The lower transaction volumes resulting from the recent stream of new regulation could cause uncertainty as to price stabilization and thus, transaction volumes may remain low across the middle half of this year. With regard to the comments by some observers that there is a bubble to be deflated, our site visits to numerous cities suggest that the demand for housing remains strong, and while certainly some excess construction and speculative investment has occurred in certain cities and districts, in our opinion most markets are reasonably close to being in balance.

Alpine Cyclical Advantage Property Fund

India is another interesting market where there was once significant speculation in investment across all property type segments fueled by excess capital, just like virtually every other market around the world. However, strong economic growth, continued urbanization and modernization of Indian society is creating sustainable demand patterns which are now starting to take hold. Demand growth for investment is coming back and supply, which is only now coming on line from the prior period of frenetic growth, is being met by rising tenant demand. Nonetheless, rents remain relatively flat. Transaction volume remains low as bank debt remains constrained, but prime properties are being acquired by well capitalized investors leading to a modest pick-up in transaction volumes. A number of commercial projects have been redesigned to incorporate an extensive residential component since major cities still lack significant inventory of modern homes and apartments. Retail sales were stagnant for a period, but are now improving, leading some merchants to once again turn their focus on a broad national platform.

In Alpine’s opinion, Brazil remains the most buoyant economy and environment for the property sector. Even though new supply is coming to market, tenant demand is strong, be it for new homes, stores, logistics facilities or offices. As a result, rents are increasing and values rising. Even though interest rates are rising, raising carrying cost for commercial properties, residential mortgage rates are relatively stable, so financing activity continues to grow. Demographic patterns, expanding consumer finance, and strong investment prospects for fixed assets should continue to propel the Brazilian real estate sectors.

TOP TEN HOLDINGS AND PERFORMANCE REVIEW

Verde Realty Partners remains the Fund’s largest holding even though its value declined by 14.22% over the six months in response to revaluation of land holdings along the Mexican border. The company is contemplating raising new capital for opportunistic expansion. The Fund’s long-term position in Cyrela Brazil Realty, Brazil’s most prominent developer, declined by 5.94% while our existing holding in Orient Express Hotels appreciated significantly to number three from the number six position. The shares gained 58.72% over the six months as forward bookings have been firming. The Fund’s fourth largest position at period end was Toll Brothers’, as the U.S. upscale homebuilder’s value proposition has improved as land costs have come down. The housing sector appears to have bottomed at very low production volumes which appear to be poised to grow. However, we cautiously await sustained employment growth and absorption of a potential foreclosure overhang before prices can rise materially. The fifth largest holding was CB Richard Ellis Group, the commercial property brokerage and property management firm, which added 67.34% in its assent into the top ten. Macerich, the west coast shopping mall REIT and the Fund’s sixth largest holding, handled the negative aspects of dilution from equity raising much better than most companies during the industry’s recapitalization phase of last year and gained 55.92.% for the six months. Another homebuilder NVR Corp., was added for the first time in light of their consistent profitability, even during the past year due to their unique, asset light, low land position business model and their strong position in the relatively durable Washington, D.C. market. NVR’s return was 6.58%% for the period. Another new name is Igautemi, a prominent developer of high end shopping malls in Brazil, which has a significant portfolio under construction that should enhance growth and income prospects over the next three to four years. Its shares rose by 11.50% this past period. The Fund’s eighth largest holding was Ocwen Financial Corp., one of the nation’s largest servicers of both performing and delinquent mortgage pools. This holding increased by 5.67% over the six month period ending April 30, 2010. We believe Ocwen is positioned to potentially grow its mortgage servicing portfolio and, subsequently, earnings in a material way over the rest of 2010. Altisource Portfolio Solutions is a technology solutions company devoted to mortgage evaluation, processing and servicing which was spun out of Ocwen Financial about a year ago. Our holdings in this company appreciated 58.43% during the reporting period. Several companies are notable for no longer being in the top ten, most clearly, Prologis which was sold during the period as was Annaly Mortgage. In general, the Fund decreased it’s holdings of mortgage REITs holdings, including Starwood Property Trust, MFA and Chimera. While we remain relatively positive on the income prospects for mortgage REITs, we felt some may not offer the return prospects of other types of property companies over the next couple of years.

Alpine Cyclical Advantage Property Fund

The changes described here are but a few of the changes that were made over the past six months as the portfolio is truly in transition. Twenty-six new holdings were added, and twenty were deleted. In addition, numerous incremental adjustments were made to ongoing positions, either adding to or reducing the Fund’s positions. As the financial fears subside, we anticipate focusing the Fund’s portfolio on more dynamic growth opportunities and stocks trading at extreme discounts to underlying property values. We look forward to reporting to you on our continued portfolio transformation with the business cycle, over the balance of the fiscal year.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Past performance is not a guarantee of future results.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Alpine Cyclical Advantage Property Fund

General Risk of Securities Linked to the Real Estate Market – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
				Since Inception
	3 Months(1)	6 Months(1)	1 Year	(11/3/2008)
Alpine Emerging Markets Real Estate Fund	4.99%	4.17%	58.53%	47.01%
EPRA/NAREIT Emerging Index(2)	6.00%	1.49%	48.89%	N/A
MSCI Emerging Markets Index	9.79%	12.35%	57.33%	52.58%
S&P Developed (ex U.S.) Property Total Return Index	6.81%	2.96%	50.23%	25.19%
Lipper Global Real Estate Funds Average(3)	12.54%	13.61%	52.63%	28.08%
Lipper Global Real Estate Funds Rank	N/A(4)	N/A	7/85	1/78
Gross Expense Ratio: 4.52%(5)
Net Expense Ratio: 1.51%(5)

(1) Not annualized.
(2) Index commenced on 1/12/2009.
(3) The since inception return represents the annualized return for the period beginning 11/6/2008.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The EPRA/NAREIT Emerging Index is an unmanaged index designed to track the performance of listed real estate companies in emerging countries worldwide. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of global emerging markets. The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The EPRA/NAREIT Emerging Index, the MSCI Emerging Markets Index, the S&P Developed (ex. U.S.) Property Total Return Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The EPRA/NAREIT Emerging Index commenced on January 12, 2009. It is an unmanaged index that tracks the performance of listed real estate companies in emerging markets worldwide. The MSCI Emerging Markets Index measures equity market performance of global emerging markets. The securities in the Index are diversified across many industry sectors and at any time few of them may be real estate companies. Therefore, it is less relevant for comparison purposes than the EPRA/NAREIT Emerging Index. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Emerging Markets Real Estate Fund

Commentary

We are pleased to present the semi-annual report for the Alpine Emerging Markets Real Estate Fund. For the six-month period ending April 30, 2010, the closing NAV of $16.19 per share represented a total return of 4.17%. Over the same time period the S&P Developed Ex-U.S. Property Total Return Index rose 2.96% and the broad MSCI Emerging Market Index finished with a total return of 12.35%. This compares with the Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned 1.49% adjusted in U.S. dollar terms for the period ended April 30, 2010, and the Lipper Global Real Estate Funds Average return for 94 International Real Estate Funds was 13.61%.

EMERGING MARKET PARADOX

Much has been written since the global recovery took hold more than a year ago regarding the outperformance of emerging markets (EM) during the crisis, not to mention the striking contrast of the future growth prospects for the emerging economies relative to the developed economies. Indeed, since closing at 454 in late October 2008, the MSCI Emerging Market Index had rebounded more than 130% to reach a high of 1,048 on 15 April 2010. However, much of this remarkable outperformance by the emerging market benchmark was concentrated during the early months of the global recovery. Since June 2009, many of the developed market indices have outperformed their emerging market counterparts, defying the more robust outlooks for many emerging economies. For example, the broad market MSCI Europe Index is down only 1.4% year-to-date through May, despite the issues with sovereign debt dominating the financial headlines and feeding the market’s growing unease. Over the same period, the S&P Developed Ex U.S. Property Total Return Index was down a modest 1.5%, the FTSE was down only 1.5% and the Nikkei Index fell 5.5%. This contrasts with the Shanghai Composite Index down 20.6%, or the Brazilian Bovespa, which was down 8.71%. This market reality once again brings to the surface a budding paradox of emerging market performance that we highlighted in our year-end 2009 letter to investors: economic decoupling remains distinct and separate from equity market decoupling. In other words, even though consensus estimates target close to 6% Gross Domestic Product (“GDP”) growth in 2010 for the five largest emerging markets (China, Brazil, India, Russia and Mexico) versus 1-2% expected GDP growth for the U.S., Japan and Europe, the respective market performance year to date does not reflect this gap. Although it will not happen over night, we believe that over time the inherent economic strength of emerging economies should resolve this paradox to their long-term benefit.

THE BABY AND THE BATHWATER

Irrespective of a strong fundamental outlook in the emerging economies, it seems that market volatility and global risk appetite could once again be foreshadowing a return to a crisis trading mentality. The VIX Index recently spiked to its highest level since Q1 2009 driven by, among other things, a panoply of ongoing geopolitical tensions, a raft of policy measures that continues to emanate from China’s central government and the reassessment of sovereign credit in developed markets stemming from the Greek crisis. These shocks have temporarily diverted investor attention away from customary EM vulnerabilities such as interest rate tightening in advance of G3 economies, divergence of core inflationary trends, exchange rate flexibility and potential imposition of capital controls. Gold has touched new highs, treasury yields are falling, interbank borrowing rates are at a ten-month peak and the USD is strengthening, which we feel are all clear indications of sector rotation as portfolios seek to de-risk.

This risk aversion has led some investors to reduce exposure to emerging market equities. Of course, geopolitical risk is front and center with the recent provocation by North Korea fueling concern for South Korea. Thailand, a country famous for its so-called “bloodless” revolutions just witnessed a bloody one that has only temporarily been put on hiatus pending national elections. Riots in China’s provinces over working conditions and across Europe over proposed austerity measures fuel political tensions around the world and have injected further uncertainty into already-jittery markets.

China, whose economy is roughly 14x the size of Greece’s, remains the consensus choice to drive global growth in the medium term. However, the ongoing policy tightening in China has raised near-term questions about its ability to continue to pace the global recovery. As a result, China has once again seen its domestic stock market and property sector assume the role of bellwether for the direction of the global risk trade. In this regard it bears mentioning that the day the MSCI Emerging Index peaked (15 April 2010) was also the same day that China’s central government introduced its most forceful policy tightening measures to date affecting down payment levels and mortgage rates for first, second and third-time home buyers. Since that time the Shanghai Composite Index is down almost -17.76% (through May). We observe that the policy shockwaves initiated by China’s central government to rein in price inflation, while blunt in their execution, merely represent a moderation - not a reversal - of stimulus pumped into the system during the nascent stages of the global recovery. Furthermore, while we fully expect further measures to be enacted in certain tier-one cities by local governments (such as a property tax), and anticipate variations in degree of implementation across markets, we believe these measures do not undermine long-term property fundamentals and have largely been reflected in current valuations.

Alpine Emerging Markets Real Estate Fund

While Greece represents only 2.5% of the Eurozone, Spain is approximately four times larger and given its high consumer leverage, anticipated fiscal tightening and the need to refinance A165 billion by year-end 2011, the degree of cross-border financial exposure of the large Euro economies could multiply dramatically. Spain is clearly a different issue and the recent news of the Spanish Central Bank seizing a caja (non-listed regional savings banks) surely heightens sensitivities in Europe and beyond. A call for stress testing of European banks similar to the one the US underwent in 2009 cannot be too far off. The extreme fiscal belt tightening required in Europe raises the questions of whether current governments will have the political stamina to make the necessary long-term adjustments. The real life mechanics of imposing drastic austerity measures are truly uncharted territory outside of war time, and may lead to an inevitable default, devaluation or realignment of the European Monetary Union itself. All of this has dramatically hindered the potential recoveries of peripheral emerging European economies, from the Baltics through the Balkans, and from Russia to Turkey.

As serious or even dangerous as these varied threats to peace and prosperity may be, we do not at this time see any compelling arguments leading us to stray materially from our general thesis that select emerging economies are expected to continue to be a strong source of global economic demand and growth. Ultimately, we believe that market returns should realign with emerging countries long-term growth trends in spite of mounting global uncertainties which threaten to derail the recovery in developed economies. The major markets that the Fund currently targets — Brazil, China, India and Indonesia — share similar long-term macroeconomic characteristics and demographic trends that may bode well for significant and sustained growth in the future. Consequently, we maintain a heightened vigilance in our approach to the markets and deploying assets, but clearly see no need to throw the baby away with the bathwater.

PORTFOLIO ACTIVITY

During the six-month period under review, we continued to structure the portfolio in line with the long-term trends underpinning Alpine’s regional macro-economic differentiation thesis which we have outlined in previous letters. However, we are maintaining flexibility to adapt our portfolio strategy based on geopolitical risk, shifting public policy actions and micro-economic conditions. Aside from strong exposure to Brazil, the portfolio remains broadly diversified on the basis of geography, property and asset type, while continuing to hold a cash buffer reflecting the overall cautiously opportunistic stance we adopted at Fund inception. As of April 30, 2010, the number of holdings increased slightly from 75 securities to 77 and the countries represented stayed relatively stable at 17. The Fund has maintained its overweight exposure to Brazil with a current portfolio weighting of 32.7%, based on Alpine’s appraisal of the country’s long-term macro-economic prospects. Basically, the growing income profile of the middle class driving consumer trends, and continued impact from government policies (which we expect to continue regardless of the outcome of this October’s presidential elections) should provide selected companies the ideal backdrop to achieve consistent earnings growth and healthy margin. The success and extension of the government’s Minha Casa, Minha Vida (MCMV) — my house, my life — program and the increase in mortgage ceilings across higher income levels fueled the portfolio’s two most significant changes in Brazil. In November 2009, we participated in the IPO of Direcional Engenharia, one of the largest developers in Brazil, and the only listed homebuilder that is significantly active in the lowest income range (0-3 minimum wages) of the government plan. With Phase 2 of the government’s MCMV program targeting the building of 1.2 million homes for the lowest-income segment, we believe that Direcional is the one of a short list of developers positioned to benefit from this politically and socially significant program. We also established a new position in Even Construtora, a seasoned residential developer focused on middle and upper-middle income customers in Sao Paulo, which is trading at a low relative valuation to peers.

The Fund’s next largest exposure is with 10.1% in China, a decrease from the 11.8% position at the October 31, 2009 year-end. This reflects our near-term caution toward the sector in the face of the scattershot blast of policy measures the Chinese government has introduced in an effort to reign in its growth and stem rampant price appreciation in certain tier-one housing markets. While we acknowledge the run up in house prices at the top end in most tier-one markets, we have not seen convincing evidence of systemic economic misalignments in the overall property sector. Our team recently returned from an extensive trip to China where we completed numerous management meetings and site visits in the western cities of Chongqing and Chengdu as well as the various satellite cities of Shanghai including Suzhou, Hangzhou and Wuxi. Our meetings and general observations reinforced our conviction that while the road ahead may face policy obstacles, China’s real estate sector should continue its rapid pace of growth, driven by the underlying forces of urbanization, rising incomes driving increased affordability in tier two and three markets, and the demand for housing as an alternative investment vehicle. Prior to the government’s strong measures, but, during the period under review, we sold out of our positions in Shenzhen Investment and Sino-Ocean Land, two well-regarded developers with primary exposure to the most overheated tier one markets of Shenzhen and Beijing respectively. We established new positions in Hopefluent, a property broker with pan-China exposure and the mixed-use niche developer SPG Land.

Alpine Emerging Markets Real Estate Fund

The Fund’s largest increase in country exposure over the past six months was in Indonesia, where the position increased to 7.0% from 2.7%. Economic growth of the country is transitioning away from a cyclical commodity driven theme towards a secular investment environment underpinned by rising per capita income, urbanization and increased spending on domestic capacity. With low debt levels, the country could be on the fast track for investment grade status over the next two years in our view. The Fund continued to build its position by increasing its stake in existing holdings such as Ciputra Development, one of the largest and the most geographically diversified developer in the space targeting all consumer segments; and Lippo Karawaci, a mixed-used developer with more than 50% of its top line derived from recurring revenues in its property management (REIT), hotel, and healthcare businesses. In addition, we have added two new positions to the portfolio over the period. We established a position in the township developer Bumi Serpong Damai through a deeply-discounted rights issue. We have also taken a position in Bakrieland Development, which is not only a superblock developer with a considerable landbank in Bogor (just south of Jakarta) but also is becoming a major player in infrastructure projects across Java and resort developments in Bali.

It is important to note that the Fund also has positions in two markets which have been the epicenter of attention in 2010, namely Thailand and Greece. Our Thailand holdings represent approximately 6.5% of the portfolio and are diversified across residential developers, hotel owners and operators, industrial estates and shopping center companies. We have been closely monitoring the political situation in Thailand from well before the military-led coup which resulted in then Prime Minister Thaksin Shinawatra being deposed and the eventual ascent of the current Prime Minister Abhisit Vejjajiva two years later. In line with our conservative stance we began paring our positions in some of the hotel exposure well in advance of the riots. While we were still taken aback at the duration and severity of the recent violence on the streets of Bangkok, we were equally surprised at the resilience shown by the market in general and many of the property companies specifically. In the six months ended April 30, 2010, the Bangkok SET Property Development Index was down only 1.7% (adjusted for U.S. dollars).

Our exposure to Greece, which includes two companies and represents less than 2% of the portfolio, contributed a modest drag on performance during the period. Babis Vovos finally received the catalyst we had been waiting for when the government ended a protracted zoning dispute over development of a mall at the Votanikos site in Athens; however, the shares did not have time to react to the positive news as the economic and social problems in Greece intensified. During the period we took a position in J&P-Avax, a company with operations involving large scale concessions and infrastructure projects in Greece, as well as across the Middle East and Central Europe. In the six months ended April 30, 2010, the Athens Stock Exchange General Index was down 37% in U.S. dollar terms. With these shares currently trading at 70% – 80% discounts to their asset values, worst case scenarios may be more than incorporated

TOP TEN HOLDINGS PERFORMANCE REVIEW

Consistent with our views on the long-term growth of the Brazilian economy, the top five holdings are populated with Brazilian companies and include five securities that ranked as top ten performers for the Fund during the six-month period. PDG Realty is the Fund’s largest holding, at 3.15% of the portfolio, and was one of the Fund’s top performers, contributing .42% of the Fund’s return based on a U.S. dollar-adjusted total return of 9.40%. PDG is primarily focused on low to mid-range price housing in Sao Paulo and Rio through its Goldfarb subsidiary. In February 2010 we took advantage of an undemanding valuation of shares offered in a secondary issue to increase our position in the company. Management subsequently announced a $1.4 billion acquisition of Agre, a deal which further consolidates the sector by creating Brazil’s largest homebuilder while further diversifying PDG’s platform across product and geographic offerings. MRV, the largest Brazilian low income housing specialist, is the Fund’s second largest holding at 3.06%; it contributed 0.47% of the Fund’s return based on a total return of 13.51%. As mentioned above, we participated in the IPO of Direcional Engenharia, a niche residential developer in Brazil with a focus on large-scale lower income projects mainly in the North and West-Central regions of the country. It is currently our third largest holding at 2.39% of the portfolio with a return of -1.95%.

Alpine Emerging Markets Real Estate Fund

We continue to position the portfolio to take advantage of the under-penetrated and highly-fragmented shopping mall owner/operator segment. Accordingly, many of the leading players in the Brazil retail sector are represented in the Fund’s top ten holdings. In our view, not only do these companies offer highly visible and recurring cash flow streams, but they have attractive growth profiles resulting from their significant development pipelines and the ongoing secular improvements evident throughout the greater Brazilian economy. The Fund’s fourth largest holding is in Iguatemi Empresa at 2.30% of assets and returned 11.50%. The company owns one of the highest quality portfolios in the sector and is poised to potentially double its portfolio’s gross leasable area (GLA) over the next five years. Holding number five is Brazilian mall owner Multiplan, at 2.22% of the Fund, which returned more than 11.50% during the period. The seventh largest holding is in General Shopping, a Sao Paulo-based mall developer and operator with a focus on the lower-income segments. General Shopping had a total return in excess of 18.25% during the period. Rio de Janeiro-based Brookfield, a diversified developer with residential and commercial property projects focused in Rio, Sao Paulo and Brazil’s Federal District, round out the Brazil exposure in the top ten holdings. Brookfield, which returned 15.98% during the period, has a significant portion of its current landbank located in the prime area of Barra da Tijuca in Rio de Janeiro, where the 2016 Olympics will be held. Kingdom Hotel, United Arab Emirates (U.A.E.) listed hotel operator, is the sixth largest holding and saw total returns of 26.92% for the six month period driven primarily by the $5 per Global Depositary Shares offer made by the controlling shareholder for the entire outstanding issued share capital of the company. The ninth largest holding is Supalai Public, a residential developer operating in Bangkok, which returned 43.97% during the period.

Supalai, like many of the real estate companies in Thailand, has proven to be extremely resilient throughout the tragic events unfolding on the streets of Bangkok. Semen Gresik, a cement manufacturer that also owns and operates industrial estates rounds out the top ten holdings and returned 27.86% for the period. The company, which represents the Fund’s most significant position in Indonesia, holds 50% share of the domestic market, which is expected to see considerable growth as the country tries to make good on its long-term goal to provide suitable infrastructure and housing to an ever-increasing population. Finally it should be noted that we shifted out of Indian developer Unitech, the largest holding as of the Fund’s last reporting date.

NO DIRECTION HOME?

A well-known and influential global bond investor recently opined that, “the world is on a journey to an unstable destination, through unfamiliar territory, on an uneven road and, critically, having already used its spare tire(s).” With all due respect, Alpine’s overall view is not as foreboding, particularly with respect to emerging markets. As we sit at the starting line of the next decade of emerging market investing we are aware that this is an unprecedented time of historic transition for the world economy and we concede that investors’ sensitivities to exogenous/endogenous shocks are in a heightened state. We believe volatility will continue and further fragilities will undoubtedly surface. However, our focus remains on the long-term trend. As we look out beyond the vanishing point at the horizon’s edge we see reasons for cautious optimism. Going forward, we will endeavor to construct the portfolio to weather the expected volatility through the remainder of 2010 and to position the Fund to take advantage of the potential opportunities that we fully expect to come to the fore once it becomes apparent to the markets that the overall recovery trend in emerging economies that started early in the prior decade is sustainable and enduring into 2011 and well beyond. We look forward to reporting to you on the Fund’s portfolio and our continued progress in the Fund’s annual report to shareholders.

Thank you for your support.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Alpine Emerging Markets Real Estate Fund

Past performance is not a guarantee of future results.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities and emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also invest in illiquid securities.

Diversification does not assure a profit or protect against loss in a declining market.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% but less than 75% of their portfolio in equity securities in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside the U.S. The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE (USD) Index, the S&P/Citigroup BMI World (ex. U.S.) Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

The FTSE 350 Real Estate Index is a capitalization-weighted index of all stocks designed to measure the performance of the real estate sector of the FTSE 350 Index. The index was developed with a base value of 1,000 as of December 31, 1985.

The MSCI EAFE Price (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance

MSCI REIT (RMS) Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Alpine Emerging Markets Real Estate Fund

Athens Stock Exchange General Index – is a capitalization-weighted index of Greek stocks listed on the Athens Stock Exchange. The index was developed with a base value of 100 as of December 31, 1980.

BOVESPA (Brazil) Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The BOBESPA Index has been divided 10 times by a factor of 10 since January 1, 1985, those dates are 12/02/85, 04/14/89, 05/28/91, 01/26/93, 02/10/94, 08/29/88, 01/12/92, 08/27/93, 03/03/97.

BM&FBOVESPA Real Estate (Brazil) Index measures the behavior of the companies that represent the real estate market, and is comprised of companies whose main activity includes real estate construction, management and brokerage services.

The Bangkok SET Index is a capitalization-weighted index of stocks traded on the Stock Exchange of Thailand. The index was developed with a base value of 100 as of April 30, 1975.

SET Property Development Index is a capitalization-weighted index of all stocks of the SET Index that are involved in the property sector except the property fund securities.

The FTSE EPRA/NAREIT Emerging Index is designed to track the performance of listed real estate companies in emerging countries worldwide.

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

VIX – Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/10 (Unaudited)
				Since Inception
	3 Months(1)	6 Months(1)	1 Year	(11/3/2008)
Alpine Global Infrastructure Fund	7.04%	15.23%	49.26%	33.78%
S&P Global Infrastructure Index	2.74%	6.36%	35.71%	14.11%
Lipper Specialty/Miscellaneous Funds Average(2)	5.52%	11.55%	32.42%	20.54%
Lipper Specialty/Miscellaneous Funds Rank	N/A(3)	N/A	10/70	11/60
Gross Expense Ratio: 4.47%(4)
Net Expense Ratio: 1.40%(4)

(1) Not annualized.
(2) The since inception return represents the annualized return for the period beginning 11/6/2008.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated February 27, 2010.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P Global Infrastructure Index is an unmanaged index that provides liquid and tradeable exposure to 75 companies from around the world that represents the listed infrastructure universe. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Infrastructure Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Alpine Global Infrastructure Fund

Commentary

We are pleased to report the results for the Alpine Global Infrastructure Fund (“AIFRX”) for the six month period ending April 30, 2010. For this period, the Fund reported a 15.23% total return versus the S&P Global Infrastructure Index which had a total return of 6.36%. AIFRX outperformed its benchmark index by 887 basis points. For the period 11/03/08 (inception date of the fund) through 4/30/10, the Fund reported a 54.18% total return versus the S&P Global Infrastructure Index which had a total return of 21.70% for the same period. AIFRX outperformed its benchmark index by 3,248 basis points.

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Based upon third-party studies for projected global infrastructure spending, we have defined our infrastructure universe to include the following sub-sectors: transportation, telecommunications and information technology infrastructure, utilities, energy, water delivery and waste disposal systems. The majority of these companies develop, own and operate long-term assets. The Fund’s mandate has a secondary focus on companies which build or provide key components or systems for infrastructure. This multi-faceted sector approach allows the Fund to invest in defensive stocks when the economy begins to slow and in expansive early cyclical stocks as the economic cycle turns positive. We believe AIFRX is more widely diversified than other infrastructure funds as a result of this process of designing the Fund’s specific mandate. This contrasts with some funds which may have started as utility or telecom portfolios.

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. Although the past twelve months have seen a rebound in equity markets as the world’s economies have stabilized and some country’s economies have begun to grow, we do not believe that there will be a strong v-shaped recovery. The amount of debt that governments have on their balance sheets and the austerity measures that are beginning to be enacted will lead to slower growth for years to come. The uncertainty over the European debt crisis along with the questionable growth prospects of China has led to extremely volatile markets during the month of May. We believe this may create many new opportunities for investors in infrastructure stocks that have stable and predictable cash flows. Our portfolio of companies is not immune to swings in share prices, but volatile markets allow us to continue to buy high-quality companies with solid balance sheets and what we believe are good growth prospects at inexpensive valuations. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds to build/operate/transfer business models to finance new projects. In addition, the many stimulus-package related infrastructure plans that were announced during the financial crisis are now being put into effect, which should benefit several of the companies within our portfolio. For example, in the United States, over 70% of the American Recovery and Reinvestment Act (“ARRA”) funding has not been distributed. This implies that over $19 billion of the earmarked $26.7 billion ARRA stimulus spending has not been spent. This money must be spent by September 30, 2012 or the states will lose the funding.

Witness to our belief that there is significant investor demand for assets with stable and predictable cash flows, we have seen two separate groups attempt to acquire two companies in our portfolio. CP2 Ltd., Canadian Pension Plan Investment Board, and the Ontario Teachers’ Pension Plan proposed to take Transurban Group private. This bid was rejected by the board. Additionally, Sembcorp has commenced a tender offer for all the outstanding shares of Cascal. Although we believe that markets will continue to be volatile over the next six months, we also believe that the long-term growth prospects for infrastructure-related companies are still positive.

Due to the severe economic crisis that the world has suffered through, governments around the world have announced stimulus plans with a focus on infrastructure in order to revitalize their economies. Infrastructure projects offer both a short term benefit of stimulating the economy and a long term benefit of facilitating growth. We believe this is the beginning of a multi-decade emphasis on infrastructure spending worldwide. According to a study by CIBC World Markets, there could be as much as $35 trillion spent on infrastructure over the next 20 years. The American Society of Civil Engineers (“ASCE”) estimates the U.S. government needs to spend $2.2 trillion over the next five years to upgrade and repair the current infrastructure. America’s infrastructure received a cumulative grade of D on the 2009 ASCE’s report card. According to a joint study of the Asian Development Bank and the Asian Development Bank Institute, “between 2010 and 2020, Asia needs to invest approximately $8 trillion in overall national infrastructure.” Countries across Asia, including China, Japan, Malaysia, and Singapore have announced stimulus packages that include infrastructure spending.

Alpine Global Infrastructure Fund

China has the most aggressive plan, as a majority of its almost $600 billion stimulus package that was announced in November, 2008 will go towards spending on infrastructure. It has announced plans that include the construction of new railways and rural infrastructure projects. India has recently announced that they are setting up a 500 billion rupee ($11 billion) infrastructure debt fund to upgrade its ports and roads and to focus on power shortages. In 2009, India spent 6.5 percent of its Gross Domestic Product (“GDP”) on infrastructure, while China spent 11 percent, according to an Ernst & Young India report. Beyond these stimulus programs, the combination of historical underinvestment in infrastructure, population growth, greater urbanization and rising standards of living will propel infrastructure improvements for decades to come. The growth of infrastructure spending over the next several years will accelerate as populations across the world continue to grow. As the trend in urbanization continues, government entities will have to make up for a lack of infrastructure spending over the past several decades, as well as accommodate new development. The world’s population is growing at a rate of 1.1% per year.  According to the United Nations report on “World Urbanization Prospects,” in 1950, 29% of the world’s population lived in urban areas. By 2007, the percentage had increased to 49%, and by 2030, it is expected that 60% of the world’s population will live in urban areas. In contrast, governments have underinvested in infrastructure over the last several decades and are now using the stimulus packages to jumpstart increased spending on infrastructure. In the 1960’s, the U.S. was spending about 3% of its GDP on infrastructure. Now the U.S. spends only about 2% of its GDP on infrastructure — a decline of 33%. Governments understand that under-spending on infrastructure will hurt their long-term prospects for economic growth and are now using the stimulus plans to begin a long period of reinvestment in infrastructure.

Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, there will likely be an accelerated effort to privatize these assets as public entities will not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized. These privatizations are usually through Public-Private Partnerships (“PPPs”), which refer to the contractual agreements formed between a public agency and a private sector entity that allow for greater private sector participation in the infrastructure assets.

We strongly believe that the private sector must participate in building and maintaining infrastructure assets throughout the world. Hence, we own Companhai de Concessoes Rodoviarias (“CCR”), the largest owner of toll roads in Brazil. The combination of rapidly growing automobile ownership, lower interest rates, and reduced competition for new concessions in Brazil makes CCR a compelling investment. According to the World Bank only 6% of Brazilian roads are paved. We believe CCR is a good investment due to the required transportation infrastructure spending in Brazil. Brazil will be hosting the World Cup in 2014 and the Olympics in 2016 and will look toward the private sector to fund many of the capital projects such as new roads, subways, and a high speed rail system. CCR currently has proven to be a disciplined participant when bidding for new roads as demonstrated by its current portfolio of concessions which earns an 18% Internal Rate of Return (IRR). CCR recently completed a secondary equity offering in which it raised approximately 1.1 billion Brazalian Reals (approximately $640 million). This equity raising should give it sufficient capital to bid on the new concessions as Brazil auctions additional roads, acquires roads in the secondary market, and bids on concessions for subways and high speed rail. For the period 10/31/09 to 4/30/10, the stock had a total return of 16.31%.

In keeping with the theme of owners, builders and operators of infrastructure assets, we also own Vinci. Vinci is a world-leading concession and construction company. It operates motorway concessions in France and car parks across Europe. When bidding for new infrastructure projects, Vinci leverages its expertise in construction with its ability to operate the concession. Vinci should be a beneficiary of a number of potential large infrastructure projects in the next year in which they are the preferred bidder, such as the A7.2 billion Tours-Bordeaux high speed rail project. These projects are not currently in Vinci’s order book. Vinci continued to be a strong generator of free cash flow even as traffic slowed on its toll roads. Indeed, traffic trends have begun to turn around as we are beginning to see traffic growth on Vinci’s toll roads in the first quarter of 2010. This should provide operating leverage as the recovery continues. The resilience of the earnings over the past two years strengthens the investment case of Vinci’s integrated infrastructure business model. This is due to an increase in tariffs which is linked to inflation. We believe the acquisition of Cegelec enhances Vinci’s opportunities in energy service activities. In addition, the French Government is using Vinci as a vehicle for stimulative infrastructure spending. Vinci agreed on sustainable developmental spending, in exchange for a one-year extension of their concession. For the period six month period Vinci had a total return of 19.78%.

Alpine Global Infrastructure Fund

Empresas ICA (“ICA”), is an example of an owner, builder, and operator of infrastructure assets in an emerging economy. ICA operates both road concessions such as tunnels, highways, and bridges, and water distribution and treatment concessions. It also owns a 49.43% stake in Groupo Aeroportuatuario del Centro Norte, an operator of several Mexican airports. We believe that infrastructure is an important sector for the Mexican government and that Mexico will continue to spend money on infrastructure projects to stimulate its economy. According to Morgan Stanley, Mexico will spend 5% of its GDP on infrastructure in 2010, up from 3.1% of its GDP in 2002. ICA has been awarded several projects over the past year, including a clean gasoline plant for PEMEX and the Agua Prieta water treatment plant. We believe it is positioned to win further concessions over the next year as Mexico awards additional projects. Additionally, several of the concessions that ICA has been building will enter into operations over the next two years. These projects should have a positive impact on earnings. The combination of improving margins, a strong order backlog, and a potential of further project wins has helped ICA’s share price to appreciate 21.22% over the last six months (10/31/09 – 04/30/10).

One of our favorite infrastructure assets is the 407 Express Toll Route (“ETR”). The 407 ETR is a toll road in Canada that is majority owned by Ferrovial, which merged with Cintra in 2009. The tolls for the road are based on user elasticity rather than an increase of tolls with inflation. In addition, the concession does not expire until 2098. Ferrovial is in the process of selling a 10% stake of the 407 ETR, which may be a catalyst for the stock as investors will have a value for the remaining stake of the road. Ferrovial began as a construction company, but has diversified its business to focus on infrastructure concessions. It now owns several other toll roads and it also owns airports through its investment in British Airports Authority. Over the past six months, the stock has underperformed the market with a total return of -4.29%. We believe the stock has had a negative return due to concerns about Ferrovial’s Spanish exposure, despite the fact that greater than 80% of their EBITDA is generated outside of Spain. We believe that Ferrovial represents a stock that has good long-term potential as it owns valuable assets with strong cash flow and improving traffic.

Abertis is another stock that was negatively affected by its exposure to Spain. For the period 10/31/09 – 4/30/10, the stock had a total return of -9.56%. Abertis is one of Europe’s largest motorway companies. It own roads in Spain, France, and Latin America. Abertis has less than 20% of its debt expiring over the next 2.5 years. We do not believe it will encounter difficulties refinancing the debt due to the free cash flow that it generates.

Another underperformer this period was China State Construction International Holdings (“CSCI”). CSCI has been primarily a builder in Hong Kong and should benefit from the ten mega projects in Hong Kong. In the longer term, it will expand into the Chinese market, as the infrastructure flagship of its parent company, China State Construction and Engineering Corp. There is concern that Beijing may be slowing down its infrastructure spending. We believe that CSCI has the potential to win smaller infrastructure projects in China that will have a meaningful impact on its future earnings. For the period 10/31/09 – 4/30/10, the stock had a total return of -14.20%.

Another part of our strategy is to find infrastructure companies worldwide that have resilient cash flows and monopolistic characteristics. One of the stocks that has contributed to our outperformance is the Dutch company, Vopak. For the period 10/31/09 – 04/30/10, Vopak had a total return of 37.49%. It is the world’s largest independent bulk liquid storage company serving the oil and chemical industries. As of December 31, 2009, 83% of its contracts had duration of greater than one year. Vopak has indexation clauses in its contracts which help to promote revenue growth. It also had an occupancy rate of 93% in the first quarter of 2010. In addition, Vopak is adding capacity over the next several years which should further strengthen its global position. This company is a good example of the unique attributes in infrastructure for which we are searching globally. Specifically, a global or regional platform leveraging scale with limited competition and contractual cash flows with inflation protection make this company very attractive.

In selecting stocks to purchase, we looked for pipeline companies that have existing stable fee-based revenue under long-term contracts, opportunities for growth, no major refinancing issues and little or no exposure to the prices of commodities. For example, we bought El Paso Pipeline Partners (“EPB”) as it fits our investment criteria. It has stable cash flows backed by 5 – 10 year contract duration; Federal Energy Regulatory Commission regulated tariffs, and opportunities for organic growth. Over 90% of its revenues are backed by “take-or pay” type contracts. In addition, we believe EPB’s general partner, El Paso Corporation, will sell additional assets to EPB, potentially generating an additional growth driver. Since EPB’s IPO in 2007, EPB has purchased $2.3 billion worth of assets from its parent and we believe there are still more opportunities in the pipeline. This was another contributor to our outperformance. For the period 10/31/09 to 4/30/10, this stock has had a total return of 26.31%.

Alpine Global Infrastructure Fund

Another company that fits our criteria of stable cash flows, monopolistic characteristics, high barriers to entry, and growth, is American Tower Corporation (“AMT”). AMT is an owner and operator of wireless and broadcast communications sites in the United States, Mexico, Brazil and India. Its business model has a large component of fixed upfront costs to build towers, but allows for substantial operating leverage. Each new leasing agreement on an existing tower requires little incremental expense. AMT has long-term contracts with their customers that provide stable recurring revenues. In the past, the growth of AMT’s revenues has been driven by the wireless carriers’ needs to increase capacity and increase density to support wireless-subscriber growth and improve coverage. We believe the future growth will be driven by 3G network upgrades and rolling out 4G networks to accommodate increasing data usage. AMT is our favorite of the tower companies as we believe they have the least re-financing risk with no material short-term maturing debt. Their capital structure should allow them the flexibility to purchase assets and compete for new projects. For example, in the first quarter of 2010, they announced the acquisition of Essar Telecom Infrastructure Private Limited, which operates 4,450 towers in India. In addition, AMT is exploring a possible conversion to a REIT status in 2012, which we believe would act as a positive catalyst for the stock. For the period 10/31/09 – 04/30/10, AMT had a total return of 10.84%.

“Today, the electricity we use is carried along a grid of lines and wires that dates back to Thomas Edison — a grid that can’t support the demands of clean energy. This means we’re using 19th and 20th century technologies to battle 21st century problems like climate change and energy security. It also means that places like North Dakota can produce a lot of wind energy, but can’t deliver it to communities that want it, leading to a gap between how much clean energy we are using and how much we could be using. The investment we are making today will create a newer, smarter electric grid that will allow for the broader use of alternative energy.” This quote is from the speech President Obama gave while signing the American Recovery and Reinvestment Act of 2009. The stimulus bill included $2 billion in spending for transmission grid improvements and $4.4 billion for the modernization of the electric grid which is basically installing various hardware and software to make the power grid an intelligent 2-way digital network. This is why we like ITC Holdings Corporation (“ITC”). ITC owns and operates approximately 6,800 miles of high voltage electric transmission systems. The current administration’s focus on green energy helps to bolster the investment case for ITC, as transmission is the key factor in transporting renewable power from remote locations to demand centers. We believe ITC is well positioned to benefit from the increased spending for the upgrade of the transmission grid. On its recent conference call ITC reaffirmed their capital expenditures guidance of $3 billion, for 2010-2014, allowing ITC to increase their regulated asset base and earnings. We believe that ITC could potentially have double digit earnings growth driven by the need to replace aging infrastructure and to improve regional interconnections. ITC also benefits from a favorable regulatory environment. For the period 10/31/09 – 4/30/10, ITC had a total return of 27.34%.

After the recent debt crisis, a number of companies have sought to recapitalize their balance sheets. As a result, during the Fund’s semi-annual reporting period, there have been a large number of what we consider to be attractively priced secondary offerings in which the Fund has participated. The Fund has realized substantial short term capital gains in these secondary offerings, which provided a significant contribution to the Fund’s total return during the Fund’s semi-annual reporting period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the Fund may continue to participate in them.

We are pleased with the structure of our portfolio and the outperformance of the Fund since inception as well as during the past six months. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to demonstrate the flexibility of our investment approach as we were defensive from the inception of the Fund until March 2009 and we took a more aggressive approach beginning in April 2009. This allowed the Fund to outperform our benchmark by 32.48%, since inception. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects of the Fund in future communications.

Alpine Global Infrastructure Fund

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. Because the Fund concentrates its investments in the infrastructure stocks, the portfolio may experience more volatility and be exposed to greater risk than portfolios of other mutual funds. The Fund may invest in smaller and mid sized companies, which involve additional risks such as limited liquidity and greater volatility. In addition, the Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Infrastructure-Related Investment Risk – Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

Diversification does not assure a profit or protect against loss in a declining market.

The S&P Global Infrastructure Index measures the performance of 75 companies in twenty two countries that run utilities, pipelines, airports, ports and highways. You cannot invest directly in an index.

A basis point is one hundredth of a percentage point (0.01%). Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Internal Rate of Return (IRR) is the rate of return that would make the present value of future cash flows plus the final market value of an investment or business opportunity equal the current market price of the investment or opportunity.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—100.5%
Asia—25.3%
China—6.0%
2,957,520	Agile Property Holdings, Ltd. (b)	$3,426,531
9,590,100	C C Land Holdings, Ltd. (b)	3,545,007
1,144,348	CapitaRetail China Trust (b)	1,032,006
9,046,248	Evergrande Real Estate Group,
	Ltd. (b)	3,647,072
20,517,800	Franshion Properties (b)	5,826,604
2,818,100	Hopson Development Holdings,
	Ltd. (b)	3,666,713
8,080,238	KWG Property Holdings, Ltd. (b)	4,663,167
590,000	Longfor Properties Co., Ltd. (b)	584,473
12,859,281	New World China Land, Ltd. (b)	4,174,785
2,161,447	Soho China, Ltd. (b)	1,228,335
4,155,867	Yanlord Land Group, Ltd. (b)	5,132,594
		36,927,287
Hong Kong—3.2%
2,534,000	The Hongkong & Shanghai
	Hotels, Ltd. (b)	4,000,475
1,615,000	Mandarin Oriental
	International, Ltd	2,810,100
5,897,000	Midland Holdings, Ltd. (b	5,410,789
5,304,926	Shui On Construction and
	Materials, Ltd. (b)	7,732,022
		19,953,386
India—6.5%
2,295,373	Hirco PLC (a)(b)	4,816,237
1,056,176	Ishaan Real Estate PLC (a)(b)	1,080,353
2,000,000	South Asian Real Estate,
	Ltd. (a)(b)(g)	14,657,956
8,327,900	Trikona Trinity Capital PLC (a)(b)	7,953,561
7,240,153	Unitech Corporate Parks (a)(b)	3,725,770
1,491,800	Yatra Capital, Ltd. (a)(b)(e)	8,111,800
		40,345,677
Indonesia—1.2%
92,000,000	Bakrieland Development (a)(b)	2,349,564
37,478,705	Bumi Serpong Damai PT (b)	3,465,148
30,600,000	Lippo Karawaci (a)(b)	1,964,595
		7,779,307
Japan—3.1%
605,636	Nomura Real Estate Holdings (b)	10,729,669
5,250	Secured Capital Japan Co.,
	Ltd. (b)	6,235,239
200,000	Star Asia Finance, Ltd. (a)(b)(d)	180,000
29,100	Tachihi Enterprise Co., Ltd. (b)	1,824,391
		18,969,299
Philippines—0.5%
20,891,200	SM Development Corp. (b)	3,097,184
Singapore—2.0%
8,579,000	Banyan Tree Holdings, Ltd. (a)(b)	4,971,588
2,924,300	Parkway Holdings, Ltd. (b)	7,157,971
		12,129,559
Thailand—2.4%
9,342,300	Central Pattana PCL (b)	5,644,307
7,500,000	The Erawan Group PCL (b)	497,140
24,134,325	Minor International PCL (b)	7,009,446
3,660,000	Saha Pathana Inter-Holding
	PCL (b)	1,922,989
		15,073,882

	Security
Shares	Description	Value
Common Stocks—continued
Asia—continued
Vietnam—0.4%
5,506,000	Aseana Properties, Ltd. (a)	$2,229,930
	Total Asia (Cost $212,180,381)	156,505,511
Australia—4.3%
Australia—4.3%
18,605,806	Charter Hall Group (b)	12,998,550
3,186,414	FKP Property Group (b)	2,490,774
3,970,612	Goodman Group (b)	2,581,234
2,400,961	Stockland (b)	8,752,192
	Total Australia (Cost $14,405,315)	26,822,750
Europe—27.0%
Austria—1.6%
473,664	Conwert Immobilien Invest SE (a)(b)	5,464,777
999,986	Immofinanz Immobilien
	Anlagen AG (a)(b)	4,263,848
292,663	Immoeast Immobilien AG (b)(h)	0
560,991	Immofinanz Immobilien
	Anlagen AG (b)(h)	0
		9,728,625
Finland—0.6%
977,718	Citycon OYJ (b)	3,493,165
France—4.2%
273,136	Club Mediterranee SA (a)(b)	4,575,359
226,928	Kaufman & Broad SA (a)(b)	5,719,355
166,193	Nexity (b)	6,071,147
115,893	Pierre & Vacances (b)	9,352,658
		25,718,519
Germany—1.7%
648,101	DIC Asset AG (b)	5,587,914
8,092,900	Sirius Real Estate, Ltd. (a)(b)	2,897,900
14,610,263	Treveria PLC (b)	1,824,678
		10,310,492
Greece—0.2%
319,533	Babis Vovos International
	Construction SA (a)(b)	1,165,389
Italy—0.2%
2,652,075	Pirelli & Co. Real Estate SPA (a)(b)	1,470,640
Norway—2.4%
1,981,700	BWG Homes ASA (a)(b)	6,091,719
3,951,985	Norwegian Property ASA (a)(b)	7,820,172
3,302,082	Scandinavian Property (a)(b)	1,146,339
		15,058,230
Poland—1.0%
723,246	Globe Trade Centre SA (a)(b)	5,696,704
3,265,000	Nanette Real Estate
	Group NV (a)(b)	416,636
		6,113,340
Russia—2.7%
700,650	LSR Group OJSC—ADR (a)(c)	5,990,557
835,805	Mirland Development
	Corp. (a)(b)	3,062,798
713,228	PIK Group—GDR (a)(c)	3,780,108
1,724,911	RGI International, Ltd. (a)	3,669,748
		16,503,211

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—continued
Europe—continued
Sweden—2.5%
638,877	JM AB (b)	$10,292,262
1,102,282	Rezidor Hotel Group AB (a)(b)	5,103,824
		15,396,086
Turkey—0.1%
920,000	The Ottoman Fund, Ltd. (b)	633,444
Ukraine—0.1%
1,180,000	KDD Group NV (a)(b)	925,303
United Kingdom—9.7%
1,281,018	Great Portland Estates PLC (b)	6,132,216
970,847	Metric Property
	Investments PLC (a)(b)	1,537,443
647,144	Persimmon PLC (a)(b)	4,694,777
4,000,000	Quintain Estates &
	Development PLC (a)(b)	3,417,844
1,928,570	Redrow PLC (a)(b)	4,390,549
11,381,182	Regus PLC (b)	20,035,387
1,180,434	Segro PLC (b)	5,572,011
1,066,911	Shaftesbury PLC (b)	6,349,265
2,099,359	Songbird Estates PLC (a)(b)	5,414,905
4,229,441	Taylor Wimpey PLC (a)(b)	2,615,954
		60,160,351
	Total Europe (Cost $297,363,979)	166,676,795
Middle East/Africa—2.2%
Egypt—1.5%
2,931,428	Palm Hills Developments
	SAE (a)(b)	3,379,430
4,000,000	T M G Holding (a)(b)	6,034,707
		9,414,137
United Arab Emirates—0.7%
868,311	Kingdom Hotel Investments—
	GDR (a) .	4,298,139
	Total Middle East/Africa
	(Cost $14,301,372)	13,712,276
North & South America—41.7%
Brazil—35.3%
2,299,824	Agra Empreendimentos
	Imobiliarios SA	10,293,474
658,077	Aliansce Shopping Centers SA	3,634,425
662,380	BHG SA-Brazil Hospitality
	Group (a)	6,382,779
1,175,800	BR Malls Participacoes SA (a)	14,908,461
2,089,114	Brookfield Incorporacoes SA	9,398,460
986,500	Brasil Brokers Participacoes SA	4,415,343
2,906,710	Cyrela Commercial Properties SA	19,397,576
2,936,508	Direcional Engenharia SA (a)	17,400,278
414,692	EcoRodovias Infraestrutura e
	Logistica SA (a)	2,266,402
1,473,684	Even Construtora e
	Incorporadora SA	5,137,653
1,087,900	General Shopping Brasil SA (a)	5,326,063
817,151	Iguatemi Empresa de Shopping
	Centers SA	13,665,801
5,345,542	Inpar SA (a)	8,672,187
2,523,500	JHSF Participacoes SA	4,151,998
200,000	LPS Brasil Consultoria de
	Imoveis SA (a)	2,542,787
2,711,200	MRV Engenharia	18,981,908

	Security
Shares	Description	Value
Common Stocks—continued
North & South America—continued
Brazil—continued
957,400	Multiplan Empreendimentos
	Imobiliarios SA	$16,710,781
2,731,157	PDG Realty SA Empreendimentos
	e Participacoes	24,825,130
709,051	Rodobens Negocios
	Imobiliarios SA	5,094,806
1,436,984	Rossi Residential SA	10,581,559
475,394	Sao Carlos Empreendimentos	4,969,313
2,036,800	Tecnisa SA	10,194,253
		218,951,437
Canada—2.4%
70,000	Clublink Enterprises, Ltd.	447,923
386,000	Crombie Real Estate Investment
	Trust	4,483,954
400,000	Killam Properties, Inc. (c)	3,358,929
683,500	Lakeview Hotel Real Estate
	Investment Trust (a)	269,147
133,000	Lakeview Hotel Real Estate
	Investment Trust (a)(c)	52,372
91,700	Mainstreet Equity Corp. (a)	933,430
300,000	Mainstreet Equity Corp. (a)(c)	3,053,751
477,700	Parkbridge Lifestyles
	Communities, Inc. (a)	2,581,781
		15,181,287
United States—4.0%
12,951	Alexander’s, Inc. (a)	4,116,087
640,000	Orient-Express Hotels, Ltd.—
	Class A (a)	8,736,000
282,300	Sunrise Senior Living, Inc. (a)	1,569,588
519,696	Verde Realty (a)(b)(f)(g)	10,341,950
		24,763,625
	Total North & South America
	(Cost $271,876,372)	258,896,349
	Total Common Stocks
	(Cost $810,127,419)	622,613,681
Equity-Linked Structured Notes—2.1%
India—2.1%
1,061,900	Housing Development &
	Infrastructure, Ltd.—Macquarie
	Group, Ltd. (a)(b)	6,376,885
180,695	Housing Development &
	Infrastructure, Ltd.—
	Merrill Lynch & Co., Inc. (a)(b)	1,085,103
1,190,000	Phoenix Mills, Ltd.—
	Merrill Lynch & Co., Inc. (b)	5,633,655
	Total Equity-Linked Structured
	Notes (Cost $10,315,887)	13,095,643
Warrants—0.3%
Malaysia—0.3%
11,134,400	SP Setia Berhad (a)
	Expiration: January, 2013,
	Exercise Price: MYR 4.480	1,748,218
Thailand—0.0%
2,569,585	Minor International PLC (a)(b)
	Expiration: March, 2013,
	Exercise Price: THB 13.000	0
	Total Warrants (Cost $3,260,920)	1,748,218

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

	Schedule of Portfolio Investments—Continued
	April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Short-Term Investments—0.0%*
653	Federated Treasury Obligations
	Fund, 0.01%	$653
	Total Short-Term Investments
	(Cost $653)	653
	Total Investments
	(Cost $823,704,879)—102.9%	637,458,195
	Liabilities in Excess of
	Other Assets—(2.9)%	(17,907,450)
	TOTAL NET ASSETS—100.0%
		$619,550,745

Percentages are stated as a percent of net assets.

*Amount is less than 0.05%.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 58.8% of the Fund’s net assets.

(c) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.6% of the Fund’s net assets.

(d) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised less than 0.05% of the Fund’s net assets.

(e) Affiliated issuer. See Note 6 in the Notes to Financial Statements. (f) Illiquid security.

(g) Private placement.

(h) Original shares held immediately preceding the merger between Immoeast Immobilien AG and Immofinanz Immobilien Anlagen AG. The merger is subject to judicial review of the exchange ratio and the Fund may be entitled to supplementary cash payments or shares.

AB—Aktiebolag is the Swedish equivalent of the term corporation. ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

Co.—Company Corp.—Corporation

GDR—Global Depository Receipt Ltd.—Limited MYR—Malaysian Ringgit

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation. Oyj—Osakeyhtio is the Finnish equivalent of a limited company.

PCL—Public Company Limited PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SPA—Societa' Per Azioni is an Italian shared company.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Real Estate Investment Trusts—85.4%
Apartments—9.8%
10,525	AvalonBay Communities, Inc.	$1,095,021
68,360	Equity Residential	3,094,657
29,065	Essex Property Trust, Inc.	3,075,658
62,100	Home Properties, Inc.	3,085,749
20,340	Post Properties, Inc.	523,959
		10,875,044
Diversified—9.3%
13,200	Crombie Real Estate Investment
	Trust	153,337
248,700	Crombie Real Estate Investment
	Trust (c)	2,889,014
86,364	Verde Realty (a)(b)(d)	1,718,644
65,717	Vornado Realty Trust	5,478,826
		10,239,821
Health Care—10.4%
64,700	HCP, Inc.	2,078,164
63,300	Health Care REIT, Inc.	2,844,069
57,231	Medical Properties Trust, Inc.	575,171
101,047	Omega Healthcare Investors, Inc.	2,022,961
83,712	Ventas, Inc.	3,953,718
		11,474,083
Lodging—2.2%
108,434	Chatham Lodging Trust (a)	2,152,415
12,000	LaSalle Hotel Properties	316,200
		2,468,615
Mortgage & Finance—1.7%
36,264	Apollo Commercial Real Estate
	Finance, Inc.	653,115
18,101	Cypress Sharpridge
	Investments, Inc.	234,227
52,000	Starwood Property Trust, Inc.	985,400
		1,872,742
Net Lease—3.4%
86,249	Entertainment Properties Trust	3,770,806
Office—Industrial Buildings—29.2%
56,128	Alexandria Real Estate
	Equities, Inc.	3,974,424
92,271	AMB Property Corp.	2,570,670
71,111	Boston Properties, Inc.	5,607,813
52,600	Brookfield Properties Corp.	840,548
20,153	Corporate Office Properties
	Trust	815,189
164,509	Douglas Emmett, Inc.	2,753,881
117,781	DuPont Fabros Technology, Inc.	2,611,205
83,973	Kilroy Realty Corp.	2,944,093
38,208	Liberty Property Trust	1,291,812
55,300	Mack-Cali Realty Corp.	1,900,108
251,497	Maguire Properties, Inc. (a)	930,539
171,900	ProLogis . . .	2,263,923
60,651	SL Green Realty Corp.	3,770,673
		32,274,878
Retail Centers—16.9%
251,911	CBL & Associates Properties, Inc.	3,677,901
137,177	Excel Trust, Inc. (a)	1,769,583
13,100	Federal Realty Investment Trust	1,013,809
45,000	Kimco Realty Corp.	701,550
72,928	The Macerich Co.	3,260,611

	Security
Shares	Description	Value
Real Estate Investment Trusts—continued
Retail Centers—continued
6,017	Saul Centers, Inc.	$237,852
64,595	Simon Property Group, Inc.	5,750,247
10,000	Tanger Factory Outlet
	Centers, Inc.	416,000
44,538	Taubman Centers, Inc.	1,931,613
		18,759,166
Storage—2.5%
28,665	Public Storage	2,777,925
	Total Real Estate Investment Trusts
	(Cost $70,586,999)	94,513,080
Preferred Stocks—17.9%
Diversified—1.0%
30,500	Vornado Realty Trust,
	Series G, 6.625%	687,775
18,622	Vornado Realty Trust,
	Series I, 6.625%	423,092
		1,110,867
Health Care—0.7%
30,000	Omega Healthcare Investors, Inc.,
	Series D, 8.375%	757,200
Lodging—1.6%
6,200	Hospitality Properties Trust,
	Series B, 8.875%	157,790
13,400	LaSalle Hotel Properties,
	Series D, 7.500%	305,520
14,500	LaSalle Hotel Properties,
	Series G, 7.250%	334,370
42,200	Sunstone Hotel Investors, Inc.,
	Series A, 8.000%	1,007,103
		1,804,783
Net Lease—3.5%
142,800	Entertainment Properties Trust,
	Series D, 7.375%	3,170,160
30,000	CapLease, Inc., Series A, 8.125%	740,700
		3,910,860
Office—Industrial Buildings—5.8%
11,300	AMB Property Corp.,
	Series O, 7.000%	273,177
11,100	Digital Realty Trust, Inc.
	Series A, 8.500%	283,605
44,900	Kilroy Realty Corp.,
	Series F, 7.500%	1,072,661
66,550	Prime Group Realty Trust,
	Series B, 9.000%	246,235
82,000	PS Business Parks, Inc.,
	Series H, 7.000%	1,925,360
24,200	PS Business Parks, Inc.,
	Series L, 7.600%	603,911
79,600	SL Green Realty Corp.,
	Series D, 7.875%	1,933,484
		6,338,433
Retail Centers—4.1%
117,700	CBL & Associates Properties, Inc.,
	Series D, 7.375%	2,577,630
13,400	Developers Diversified Realty Corp.,
	Series H, 7.375%	300,696

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Preferred Stocks—continued
Retail Centers—continued
11,800	Developers Diversified Realty Corp.,
	Series I, 7.500%	$265,500
16,800	Glimcher Realty Trust,
	Series F, 8.750%	393,120
14,800	Glimcher Realty Trust,
	Series G, 8.125%	333,000
26,300	Regency Centers Corp.,
	Series D, 7.250%	620,680
		4,490,626
Storage—1.2%
35,070	Public Storage, Series D, 6.180%	801,700
22,691	Public Storage, Series W, 6.500%	542,996
		1,344,696
	Total Preferred Stocks
	(Cost $15,788,787)	19,757,465

	Security
Shares	Description	Value

Short-Term Investments—0.0%*
804	Federated Treasury Obligations
	Fund, 0.01%	$804
18	Milestone Funds Treasury
	Obligations Portfolio, 0.04%	18
	Total Short-Term Investments
	(Cost $822)	822
	Total Investments
	(Cost $86,376,608)—103.3%	114,271,367
	Liabilities in Excess of
	Other Assets—(3.3)%	(3,608,884)
	TOTAL NET ASSETS—100.0%
		$110,662,483

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.6% of the Fund’s net assets.

(c) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.6% of the Fund’s net assets.

(d) Illiquid security.

Co.—Company
Corp.—Corporation
Inc.—Incorporated

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—101.5%
Asia—13.3%
China—4.4%
307,600	Agile Property Holdings, Ltd. (b)	$356,380
791,779	Evergrande Real Estate
	Group, Ltd. (b)	319,212
648,200	KWG Property Holdings, Ltd. (b)	374,081
1,500,000	New World China Land, Ltd. (b)	486,977
1,500,000	SPG Land Holdings, Ltd. (b)	831,642
352,745	Yanlord Land Group, Ltd. (b)	435,648
		2,803,940
Hong Kong—0.6%
150,000	HKC Holdings, Ltd. (a)(b)	10,805
400,000	Midland Holdings, Ltd. (b)	367,020
		377,825
Indonesia—4.2%
25,000,000	Bakrieland Development (a)(b)	638,468
4,497,445	Bumi Serpong Damai PT (b)	415,818
10,000,000	Ciputra Development (a)(b)	971,385
10,000,000	Lippo Karawaci (a)(b)	642,025
		2,667,696
Japan—1.1%
2,000	Kenedix, Inc. (a)(b)	694,538
Singapore—0.7%
180,000	Parkway Holdings, Ltd. (b)	440,596
Thailand—2.3%
1,000,000	Minor International PCL (b)	290,434
3,800,000	Supalai PCL (b)	861,187
1,000,000	Ticon Industrial Connection
	PCL (b)	290,344
		1,441,965
	Total Asia (Cost $8,215,149)	8,426,560
Australia—0.5%
90,000	Stockland (b)	328,076
	Total Australia (Cost $300,946)	328,076
Europe—7.8%
Austria—0.6%
81,242	Immofinanz Immobilien
	Anlagen AG (a)(b)	346,409
24,242	Immoeast Immobilien AG (b)(f)	0
44,879	Immofinanz Immobilien
	Anlagen AG (b)(f)	0
		346,409
Germany—1.3%
25,000	DIC Asset AG (b)	215,549
100,000	TAG Immobilien AG (a)(b)	573,523
		789,072
Greece—0.4%
73,031	Babis Vovos International
	Construction SA (a)(b)	266,356
Norway—1.2%
100,000	BWG Homes ASA (a)(b)	307,399
2,546,000	Faktor Eiendom ASA (a)(b)	425,002
		732,401
Poland—0.0%*
4,452	Atrium European Real
	Estate, Ltd. (b)	26,436

	Security
Shares	Description	Value
Common Stocks—continued
Europe—continued
Sweden—0.2%
9,750	NCC AB (b)	$150,378
United Kingdom—4.1%
50,000	Bellway PLC (b)	574,014
67,856	Persimmon PLC (a)(b)	492,269
593,164	Quintain Estates & Development
	PLC (a)(b)	506,835
192,855	Redrow PLC (a)(b)	439,050
237,075	Songbird Estates PLC (a)(b)	611,491
		2,623,659
	Total Europe (Cost $6,318,223) .	4,934,711
Middle East/Africa—1.4%
Egypt—1.4%
27,562	Six of October Development &
	Investment Co. (a)(b)	459,915
300,000	T M G Holding (a)(b)	452,603
	Total Middle East/Africa
	(Cost $774,423)	912,518
North & South America—78.5%
Brazil—18.7%
6,000	BHG SA-Brasil Hospitality (a)	57,817
219,375	Brookfield Incorporacoes SA	986,920
5,000	Cyrela Brazil Realty SA	1,208,950
10,000	Cyrela Brazil Realty SA—GDR (c)	2,409,360
7,500	Cyrela Commercial
	Properties SA—ADR	201,069
15,000	Cyrela Commercial
	Properties SA—ADR (c)	402,138
228,571	Direcional Engenharia SA (a)	1,354,398
82,526	Even Construtora e
	Incorporadora SA	287,707
87,140	Iguatemi Empresa de Shopping
	Centers SA	1,457,304
599,539	Inpar SA (a)	972,645
116,974	PDG Realty SA Empreendimentos
	e Participacoes	1,063,247
60,000	Rodobens Negocios
	Imobiliarios SA	431,123
200,000	Tecnisa SA	1,001,007
		11,833,685
Canada—2.5%
40,491	Brookfield Properties Corp.	647,046
75,000	Parkbridge Lifestyles
	Communities, Inc. (a)	405,346
100,000	Sunrise Senior Living, Inc. (a)	556,000
		1,608,392
Mexico—2.1%
230,000	Corporacion GEO SAB de CV (a)	728,356
270,000	Urbi Desarrollos
	Urbanos SA de CV (a)	628,277
		1,356,633
United States—55.2%
3,502	Alexander’s, Inc. (a)	1,113,005
20,000	Alexandria Real Estate
	Equities, Inc.	1,416,200
60,000	Altisource Portfolio
	Solutions SA (a)	1,449,600
4,839	AMB Property Corp.	134,815

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—continued
North & South America—continued
United States—continued
25,000	Apollo Commercial Real Estate
	Finance, Inc.	$450,250
61,538	Beazer Homes USA, Inc. (a)	404,305
50,000	Brookdale Senior Living, Inc. (a)	1,075,000
110,000	CB Richard Ellis Group, Inc. (a)	1,905,200
92,228	CBL & Associates Properties, Inc.	1,346,529
649,083	Champion Enterprises, Inc. (a)	23,432
25,000	Chesapeake Lodging Trust (a)	469,250
201,375	Chimera Investment Corp.	819,596
2,209	Cogdell Spencer, Inc.	16,743
43,393	Colony Financial, Inc.	824,901
84,228	DiamondRock Hospitality Co.	925,666
40,000	Excel Trust, Inc. (a)	516,000
45,000	Forestar Group, Inc. (a)	1,014,300
86,775	General Growth Properties, Inc.	1,362,367
80,000	Host Hotels & Resorts, Inc.	1,300,800
10,250	Lennar Corp.—Class A	203,975
37,520	The Macerich Co.	1,677,519
82,500	Maguire Properties, Inc. (a)	305,250
60,000	Meritage Homes Corp. (a)	1,426,800
90,000	MFA Financial, Inc.	639,900
70,000	M/I Homes, Inc. (a)	1,092,000
2,281	NVR, Inc. (a)	1,637,872
136,771	Ocwen Financial Corp. (a)	1,579,705
150,225	Orient-Express Hotels, Ltd.—
	Class A (a)	2,050,571
40,000	Ryland Group, Inc.	911,200
6,000	Simon Property Group, Inc.	534,120
15,000	Starwood Property Trust, Inc.	284,250
85,000	Toll Brothers, Inc. (a)	1,918,450
50,000	Two Harbors Investment Corp.	444,000
143,940	Verde Realty (a)(b)(d)(e)	2,864,406
10,440	Vornado Realty Trust	870,383
		35,008,360
	Total North & South America
	(Cost $49,131,556)	49,807,070
	Total Common Stocks
	(Cost $64,740,297)	64,408,935

	Security
Shares	Description	Value
Equity-Linked Structured Notes—1.7%
India—1.7%
100,000	Housing Development Holdings,
	Ltd.—Macquarie Group,
	Ltd. (a)(b)	$600,517
100,000	Peninsula Land, Ltd.—Macquarie
	Group, Ltd. (b)	165,624
200,000	Peninsula Land, Ltd.—Macquarie
	Group, Ltd. (b)	331,249
	Total Equity-Linked Structured
	Notes (Cost $1,190,749)	1,097,390
Rights—0.0%
Germany—0.0%
100,000	TAG Immobilien AG (a)(b)	0
	Total Rights (Cost $0)	0
Warrants—0.0%*
Hong Kong—0.0%*
150,000	HKC Holdings, Ltd. (a)(b)
	Expiration: April, 2011,
	Exercise Price: HKD 0.500	1,352
9,150	Hong Kong Energy Holdings,
	Ltd. (a)(b)
	Expiration: April, 2011,
	Exercise Price: HKD 0.600	212
19,500	Hong Kong Energy Holdings, Ltd. (a)
	Expiration: May, 2011,
	Exercise Price: HKD 0.400	1,900
Thailand—0.0%
100,000	Minor International PLC (a)(b)
	Expiration: March, 2013,
	Exercise Price: THB 13.000	0
	Total Warrants (Cost $2,054)	3,464
Short-Term Investments—0.0%*
477	Federated Treasury Obligations
	Fund, 0.01%	477
	Total Short-Term Investments
	(Cost $477)	477
	Total Investments
	(Cost $65,933,577)—103.2%	65,510,266
	Liabilities in Excess of
	Other Assets—(3.2)%	(2,053,649)
	TOTAL NET ASSETS—100.0%	$63,456,617

Percentagesare stated as a percent of net assets.
* Amount is less than 0.05%.
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 29.3% of the Fund’s net assets.
(c)
Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 4.4% of the Fund’s net assets.

(d)   Illiquid security.
(e)   Private placement.
(f)
Original shares held immediately preceding the merger between Immoeast Immobilien AG and Immofinanz Immobilien Anlagen AG. The merger is subject to judicial review of the exchange ratio and the Fund may be entitled to supplementary cash payments or shares.

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

AB—Aktiebolag is the Swedish equivalent of the term corporation.
ADR—American Depositary Receipt
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.
Co.—Company
Corp.—Corporation
GDR—Global Depository Receipt
HKD—Hong Kong Dollar
Inc.—Incorporated
Ltd.—Limited
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV—Sociedad Anonmia de Capital Variable. Is the Spanish equivalent to Variable Capital Company.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—84.2%
Asia—31.6%
China—8.9%
9,256	Agile Property Holdings, Ltd. (c)	$10,724
50,000	C C Land Holdings, Ltd. (c)	18,482
90,000	Franshion Properties, Ltd. (c)	25,558
30,000	Hopefluent Group Holdings,
	Ltd. (c)	9,935
6,800	Hopson Development Holdings,
	Ltd. (c)	8,848
34,385	KWG Property Holdings, Ltd. (c)	19,844
46,327	New World China Land, Ltd. (c)	15,040
36,500	Soho China, Ltd. (c)	20,743
80,000	SPG Land Holdings, Ltd. (c)	44,354
28,500	Yanlord Land Group, Ltd. (c)	35,198
		208,726
Hong Kong—1.7%
275,000	HKC Holdings, Ltd. (a)(c)	19,810
5,000	Mandarin Oriental International,
	Ltd . . . . . .	8,700
6,000	Shangri-La Asia, Ltd. (c)	11,578
		40,088
India—2.0%
5,000	Hirco PLC (a)(c)	10,491
30,000	Unitech Corporate Parks (a)(c)	15,438
4,000	Yatra Capital, Ltd. (a)(c)	21,750
		47,679
Indonesia—7.0%
1,000,000	Bakrieland Development (a)(c)	25,539
374,787	Bumi Serpong Damai PT (c)	34,651
300,000	Ciputra Development (a)(c)	29,142
300,000	Lippo Karawaci (a)(c)	19,261
50,000	Semen Gresik Persero (c)	45,023
100,000	Summarecon Agung (c)	10,676
		164,292
Malaysia—1.7%
100,000	Aseana Properties, Ltd. (a)	40,500
Singapore—2.6%
28,000	Banyan Tree Holdings, Ltd. (a)(c)	16,226
15,000	CapitaMalls Asia, Ltd. (c)	23,663
8,600	Parkway Holdings, Ltd. (c)	21,051
		60,940
Thailand—6.5%
50,000	Central Pattana PCL (c)	30,208
140,000	The Erawan Group PCL (c)	9,280
75,000	Minor International PCL (c)	21,783
40,000	Preuksa Real Estate PCL (c)	17,723
200,000	Supalai PLC (c)	45,326
100,000	Ticon Industrial Connection
	PCL (c)	29,034
		153,354
Vietnam—1.2%
20,000	JSM Indochina, Ltd.	10,100
20,000	Vinaland, Ltd.	19,200
		29,300
	Total Asia (Cost $561,153)	744,879

	Security
Shares	Description	Value
Common Stocks—continued
Europe—10.6%
Greece—1.9%
5,411	Babis Vovos International
	Construction SA (a)(c)	$19,735
10,000	J&P-Avax SA (c)	24,515
		44,250
Poland—2.0%
4,000	Globe Trade Centre SA (a)(c)	31,506
5,000	Warimpex Finanz und
	Beteiligungs AG (a)(c)	14,914
		46,420
Russia—6.1%
4,000	LSR Group OJSC—ADR (a)(b)	34,200
11,074	Mirland Development Corp. (a)(c)	40,581
3,864	PIK Group—GDR (a)(b)	20,479
20,000	Raven Russia, Ltd. (c)	14,134
16,000	RGI International, Ltd. (a)	34,040
		143,434
Ukraine—0.6%
20,000	KDD Group NV (a)(c)	15,683
	Total Europe (Cost $153,071)	249,787
Middle East/Africa—5.8%
Egypt—3.7%
500	Orascom Development
	Holding AG (c)	31,051
8,573	Palm Hills Developments SAE (a)(c)	9,883
1,378	Six of October Development &
	Investment (a)(c)	22,994
15,000	T M G Holding (a)(c)	22,630
		86,558
United Arab Emirates—2.1%
10,000	Kingdom Hotel Investments—
	GDR (a)	49,500
	Total Middle East/Africa
	(Cost $72,333)	136,058
North & South America—36.2%
Brazil—32.7%
7,680	Agra Empreendimentos
	Imobiliarios SA	34,374
4,000	BHG SA-Brasil Hospitality
	Group (a)	38,545
2,800	BR Malls Participacoes SA (a)	35,502
10,185	Brookfield Incorporacoes SA	45,820
3,000	Cyrela Brazil Realty SA	35,985
3,991	Cyrela Commercial Properties SA	26,634
9,524	Direcional Engenharia SA (a)	56,434
5,895	Even Construtora E
	Incorporadora SA	20,552
10,000	General Shopping Brasil SA (a)	48,957
3,236	Iguatemi Empresa de Shopping
	Centers SA	54,118
14,988	Inpar SA (a)	24,315
10,000	JHSF Participacoes SA	16,453
10,300	MRV Engenharia	72,113
3,000	Multiplan Empreendimentos	52,363
8,170	PDG Realty SA	74,262
1,000	Rodobens Negocios
	Imobiliarios SA	7,185

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—continued
North & South America—continued
Brazil—continued
5,392	Rossi Residential SA	$39,705
894	Sao Carlos Empreendimentos	9,345
8,000	Tecnisa SA	40,040
10,769	Trisul SA	38,722
		771,424
Chile—2.4%
24,361	Parque Arauco SA	33,090
50,000	Socovesa SA	23,027
		56,117
United States—1.1%
2,000	Orient-Express Hotels, Ltd.—
	Class A (a)	27,300
	Total North & South America
	(Cost $522,635)	854,841
	Total Common Stocks
	(Cost $1,309,192)	1,985,565
Equity-Linked Structured Notes—4.6%
India—4.6%
3,300	Housing Development &
	Infrastructure, Ltd.—Macquarie
	Group, Ltd. (a)(c)	19,817
805	Housing Development &
	Infrastructure, Ltd.—
	Merrill Lynch & Co., Inc. (a)(c)	4,834
20,013	Kolte Patil Development, Ltd.—
	Merrill Lynch & Co., Inc. (c)	27,851
20,000	Peninsula Land, Ltd.—Macquarie
	Group, Ltd. (c)	33,125
5,000	Phoenix Mills, Ltd.—
	Merrill Lynch & Co., Inc. (c)	23,671
	Total Equity-Linked Structured
	Notes (Cost $77,687)	109,298

	Security
Shares	Description	Value
Rights—0.0%
Poland—0.0%
5,000	Warimpex Finanz (a)(c)	$0
	Total Rights (Cost $0)	0
Warrants—0.6%
Hong Kong—0.0%*
25,000	HKC Holdings, Ltd.
	Expiration: April, 2011,
	Exercise Price: HKD 0.500 (a)(c)	226
1,525	Hong Kong Energy Holdings, Ltd.
	Expiration: April, 2011,
	Exercise Price: HKD 0.600 (a)(c)	35
3,250	Hong Kong Energy Holdings, Ltd.
	Expiration: May, 2011,
	Exercise Price: HKD 0.400 (a)(c)	317
Malaysia—0.6%
80,000	SP Setia Berhad
	Expiration: January, 2013,
	Exercise Price: MYR 4.480 (a)(c)	12,561
Thailand—0.0%
7,500	Minor International PLC
	Expiration: March, 2013,
	Exercise Price: THB 13.000 (a)(c)	0
	Total Warrants (Cost $11,764)	13,139
Short-Term Investments—6.5%
153,968	Federated Treasury Obligations
	Fund, 0.01%	153,968
	Total Short-Term Investments
	(Cost $153,968)	153,968
	Total Investments
	(Cost $1,552,611)—95.9%	2,261,970
	Other Assets in Excess of
	Liabilities—4.1%	95,847
	TOTAL NET ASSETS—100.0%	$2,357,817

Percentages are stated as a percent of net assets.
*	Amount is less than 0.05%.
(a)   Non-income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.3% of the Fund’s net assets.

(c)   Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 44.0% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

ADR—American Depositary Receipt
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.—Company
Corp.—Corporation
GDR—Global Depository Receipt
HKD—Hong Kong Dollar
Ltd.—Limited
MYR—Malaysian Ringgit
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCL—Public Company Limited
PLC—Public Limited Company
SA—Generally designates corporations in various countries, mostly those employing the civil law.
THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

	Security
Shares	Description	Value
Common Stocks—93.5%
Capital Goods—14.7%
69,000	China State Construction
	International Holdings (b)	$23,790
5,000	Ferrovial SA (b)	44,037
500	Duoyuan Global Water,
	Inc.—ADR (a)	13,340
4,000	Empresas ICA SA de CV—ADR (a)	42,280
1,600	Gamesa Corp. Tecnologica SA (b)	19,661
450	Hochtief AG (b)	37,145
2,000	MasTec, Inc. (a)	25,020
3,000	Mills Estruturas E (a)	19,899
10,000	NWS Holdings, Ltd. (b)	17,476
750	Vinci SA (b)	41,794
		284,442
Commercial & Professional Services—3.6%
1,400	Geo Group, Inc. (a)	29,652
2,000	IESI BFC, Ltd	39,160
		68,812
Consumer Durables & Apparel—0.9%
70,000	New Environmental Energy
	Holdings, Ltd. (a)(b)	16,953
Energy—5.3%
1,500	El Paso Pipeline Partners LP	40,545
825	Enbridge, Inc.	40,064
355	NuStar Energy LP	21,854
		102,463
Materials—5.4%
2,600	Buzzi Unicem SPA (b)	23,556
27,500	China Zhongwang Holdings,
	Ltd. (b)	23,642
400	HeidelbergCement AG (b)	24,769
35,000	Semen Gresik Persero (b)	31,516
		103,483
Media—2.8%
1,500	Comcast Corp.—Class A	29,610
1,100	SES SA (b)	25,211
		54,821
Software & Services—1.4%
925	Telvent GIT SA	26,732
Technology Hardware & Equipment—4.6%
1,575	Cisco Systems, Inc. (a)	42,399
875	CommScope, Inc. (a)	28,507
4,875	ZTE Corp. (b)	17,464
		88,370
Telecommunication Services—8.7%
1,000	American Tower
	Corp.—Class A (a)	40,810
1,125	AT&T, Inc.	29,318
1,100	China Mobile Ltd. (b)	10,768
1,600	Deutsche Telekom AG (b)	20,832
1,050	Koninklijke KPN NV (b)	15,753
280	Millicom International
	Cellular SA	24,718
11,400	Vodafone Group PLC (b)	25,261
		167,460

	Security
Shares	Description	Value
Common Stocks—continued
Transportation—23.2%
1,102	Abertis Infraestructuras SA (b)	$19,192
275	Aeroports de Paris (b)	22,632
2,700	All America Latina Logistica	24,154
850	Atlantia SPA (b)	18,091
400	Canadian National Railway Co.	23,938
2,000	Cia de Concessoes Rodoviarias	46,023
15,000	COSCO Pacific, Ltd.	20,595
3,700	EcoRodovias Infrastructura e
	Logistica SA (a)	20,221
350	Fraport AG Frankfurt Airport
	Services Worldwide (b)	18,147
600	Hamburger Hafen Und
	Logistik AG (b)	21,833
37,000	International Container Terminal
	Services, Inc. (b)	23,435
27,500	Plus Expressways BHD (b)	29,580
2,000	Santos Brasil Participacoes	19,272
2,300	Tegma Gestao Logistica	19,715
3,300	Transurban Group (b)	15,530
550	Union Pacific Corp.	41,613
740	Vopak NV (b)	60,696
		444,667
Utilities—22.9%
675	American Electric Power Co., Inc.	23,152
1,200	American Water Works Co., Inc.	26,136
700	Aqua America, Inc.	12,831
1,400	Calpine Corp. (a)	19,082
6,000	Cascal NV	40,440
4,400	Centrica PLC (b)	19,764
500	E.ON AG (b)	18,439
400	EDF SA (b)	21,438
1,500	Enagas SA (b)	30,082
525	Fortum OYJ (b)	13,566
725	GDF Suez (b)	25,784
3,000	Iberdrola SA (b)	23,808
600	ITC Holdings Corp.	33,498
1,800	National Grid PLC (b)	17,357
1,175	Northeast Utilities	32,653
200	RWE AG (b)	16,452
5,000	Snam Rete Gas SPA (b)	23,746
350	Southern Co.	12,096
1,000	Veolia Environnement Co. (b)	31,415
		441,739
	Total Common Stocks
	(Cost $1,483,349)	1,799,942
Equity-Linked Structured Notes—1.1%
Energy—1.1%
29,613	National Hydroelectric Power
	Corp.—Macquarie Group,
	Ltd. (a)(b)	20,224
	Total Equity-Linked Structure Notes
	(Cost $22,239)	20,224
Short-Term Investments—6.3%
122,003	Federated Treasury Obligations
	Fund, 0.01%	122,003
	Total Short-Term Investments
	(Cost $122,003)	122,003

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Security
Description	Value
Total Investments
(Cost $1,627,591)—100.9%	$1,942,169
Liabilities in Excess of Other
Assets—(0.9)%	(16,881)
TOTAL NET ASSETS—100.0%	$1,925,288

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 47.3% of the Fund’s net assets.

ADR—American Depositary Receipts
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.—Company
Corp.—Corporation
Inc.—Incorporated
Ltd.—Limited
LP—Limited Partnership
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Oyj—Osakeyhtio is the Finnish equivalent of a limited company.
PLC—Public Limited Company
SA—Generally sedisnates corporations in various countries, mostly those employing the civil law.
SA de CV—Sociedad Anonima de Capital Variable. It is the Spanish equivalent to Variable Capital Company.
SPA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

		Realty
	International	Income	Cyclical	Emerging	Global
	Real Estate	& Growth	Advantage	Markets Real	Infrastructure
	Equity Fund	Fund	Property Fund	Estate Fund	Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$629,346,395	$114,271,367	$65,510,266	$2,261,970	$1,942,169
Affiliated issuers	8,111,800	—	—	—	—
Cash denominated in foreign currencies, at value (2)	8,396,856	—	83,761	8,052	—
Receivable from capital shares issued	3,882,628	89,671	34,491	1,000	—
Receivable from investment securities sold	25,352,322	2,105,129	4,376,790	83,176	161,537
Due from Adviser	—	—	—	6,006	8,061
Dividends and interest receivable	3,092,573	158,875	174,664	16,402	4,840
Prepaid expenses and other assets	28,298	13,540	13,264	3,576	3,896
Total assets	678,210,872	116,638,582	70,193,236	2,380,182	2,120,503

LIABILITIES:
Payable for capital shares redeemed	675,629	49,673	20,987	—	—
Payable for investment securities purchased	3,241,821	—	987,640	7,026	179,906
Accrued expenses and other liabilities:
Investment advisory fees	516,927	90,183	53,196	—	—
Line of credit	53,819,000	5,751,000	5,613,000	—	—
Other	406,750	85,243	61,796	15,339	15,309
Total liabilities	58,660,127	5,976,099	6,736,619	22,365	195,215
Net Assets	$619,550,745	$110,662,483	$63,456,617	$2,357,817	$1,925,288

Net assets represented by:
Capital stock	$1,765,840,164	$110,067,232	$118,515,873	$1,712,325	$1,481,665
Accumulated undistributed net investment
income (loss)	(16,555,820)	(792,690)	(22,746)	(116,857)	10,269
Accumulated net realized gains (losses) from
investments, foreign currency translation
and swap contracts	(943,568,822)	(26,509,187)	(54,612,588)	52,890	118,837
Net unrealized appreciation (depreciation) on:
Investments	(186,246,684)	27,894,759	(423,311)	709,359	314,578
Foreign currency and foreign currency translation	81,907	2,369	(611)	100	(61)
Total Net Assets	$619,550,745	$110,662,483	$63,456,617	$2,357,817	$1,925,288

Net asset value
Net assets	$619,550,745	$110,662,483	$63,456,617	$2,357,817	$1,925,288
Shares of beneficial interest issued and outstanding	27,754,088	7,880,758	3,232,821	145,604	136,015
Net asset value, offering price and redemption
price per share	$22.32	$14.04	$19.63	$16.19	$14.15

(1) Cost of investments
Unaffiliated issuers	$803,060,462	$86,376,608	$65,933,577	$1,552,611	$1,627,591
Affiliated issuers	20,644,417	—	—	—	—
(2) Cost of cash denominated in
foreign currencies	$8,308,558	$—	$83,229	$7,981	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2010 (Unaudited)

		Realty		Emerging
	International	Income	Cyclical	Markets	Global
	Real Estate	& Growth	Advantage	Real Estate	Infrastructure
	Equity Fund	Fund	Property Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$3,185	$—	$70	$12	$67
Dividend income*	6,177,984	2,658,092	724,401	17,790	26,047
Total investment income	6,181,169	2,658,092	724,471	17,802	26,114

EXPENSES:
Investment advisory fees	3,321,214	484,705	298,450	11,147	8,803
Administration fees	147,315	21,212	13,270	522	401
Fund accounting fees	86,449	12,447	7,787	305	233
Audit and tax fees	23,022	15,110	15,274	10,372	10,191
Custodian fees	32,892	4,737	2,964	121	88
Legal fees	37,256	7,043	6,712	2,437	2,399
Registration and filing fees	21,609	12,892	14,351	3,073	3,150
Printing and mailing fees	118,430	20,958	15,832	152	132
Transfer agent fees	147,315	21,212	13,270	522	406
Trustee fees	2,375	1,863	1,864	1,912	1,883
Interest expense	233,905	40,102	4,524	—	42
Other fees	45,346	6,354	4,352	240	172
Total expenses before expense waiver by Adviser	4,217,128	648,635	398,650	30,803	27,900
Expense waiver by Adviser (Note 5)	—	—	—	(15,754)	(15,974)
Net expenses	4,217,128	648,635 _	398,650	15,049	11,926
Net investment income	1,964,041	2,009,457	325,821	2,753	14,188

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(5,121,124)	1,526,741	(2,114,983)	53,497	123,071
Foreign currency translation	125,357	38,144	34,967	(606)	858
Swap contracts	—	32,575	—	—	—
Net realized gain (loss)	(4,995,767)	1,597,460	(2,080,016)	52,891	123,929
Change in unrealized appreciation (depreciation) on:
Investments	17,569,430	23,771,086	12,317,304	26,608	90,579
Foreign currency and foreign currency translation	226,555	1,529	(2,525)	469	(285)
Net change in unrealized appreciation	17,795,985	23,772,615	12,314,779	27,077	90,294
Net realized and unrealized gain on investments	12,800,218	25,370,075	10,234,763	79,968	214,223
Change in net assets resulting from operations	$14,764,259	$27,379,532	$10,560,584	$82,721	$228,411

* Net of foreign taxes withheld	$560,326	$18,842	$17,897	$1,320	$1,852

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income	$1,964,041	$5,741,384
Net realized gain (loss) on:
Investments	(5,121,124)	(536,889,244)
Foreign currency translation	125,357	(1,496,426)
Change in unrealized appreciation (depreciation) on:
Investments	17,569,430	832,301,935
Foreign currency and foreign currency translation	226,555	(364,294)
Change in net assets resulting from operations	14,764,259	299,293,355

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,044,818)	—
From net realized gain on investments	—	—
Change in net assets resulting from distributions to shareholders	(24,044,818)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	84,847,520	261,332,736
Dividends reinvested	21,418,105	—
Redemption fees	89,082	263,845
Cost of shares redeemed	(208,366,973)	(413,999,840)
Change in net assets resulting from capital share transactions	(102,012,266)	(152,403,259)
Total change in net assets	(111,292,825)	146,890,096

NET ASSETS:
Beginning of period	730,843,570	583,953,474
End of period*	$619,550,745	$730,843,570

* Including accumulated undistributed net investment income (loss) of:	$(16,555,820)	$5,524,957

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income	$2,009,457	$6,004,403
Net realized gain (loss) on:
Investments	1,526,741	(28,583,123)
Foreign currency translation	38,144	8,775
Swap contracts	32,575	—
Change in unrealized appreciation (depreciation) on:
Investments	23,771,086	32,843,617
Foreign currency and foreign currency translation	1,529	(102)
Change in net assets resulting from operations	27,379,532	10,273,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,802,147)	(5,089,343)
From net realized gain on investments	—	—
From tax return of capital	—	(1,391,340)
Change in net assets resulting from distributions to shareholders	(2,802,147)	(6,480,683)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,158,023	9,534,500
Dividends reinvested	2,580,932	5,999,363
Redemption fees	3,658	20,363
Cost of shares redeemed	(11,452,765)	(29,822,316)
Change in net assets resulting from capital share transactions	1,289,848	(14,268,090)
Total change in net assets	25,867,233	(10,475,203)

NET ASSETS:
Beginning of period	84,795,250	95,270,453
End of period*	$110,662,483	$84,795,250

* Including accumulated undistributed net investment loss of:	$(792,690)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009
	(Unaudited)
OPERATIONS:
Net investment income	$325,821	$982,013
Net realized gain (loss) on:
Investments	(2,114,983)	(26,083,383)
Foreign currency translation	34,967	(28,268)
Change in unrealized appreciation (depreciation) on:
Investments	12,317,304	34,116,787
Foreign currency and foreign currency translation	(2,525)	1,914
Change in net assets resulting from operations	10,560,584	8,989,063

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(785,829)	(411,286)
From net realized gain on investments	—	—
Change in net assets resulting from distributions to shareholders	(785,829)	(411,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,318,794	5,408,897
Dividends reinvested	752,822	396,723
Redemption fees	867	7,890
Cost of shares redeemed	(3,454,979)	(6,731,718)
Change in net assets resulting from capital share transactions	(1,382,496)	(918,208)
Total change in net assets	8,392,259	7,659,569
NET ASSETS:
Beginning of period	55,064,358	47,404,789
End of period*	$63,456,617	$55,064,358

* Including accumulated undistributed net investment income (loss) of:	$(22,746)	$437,262

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund
	Six Months Ended	Period Ended
	April 30, 2010	October 31, 2009 (1)
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$2,753	$(10,138)
Net realized gain (loss) on:
Investments	53,497	87,919
Foreign currency translation	(606)	(4,805)
Change in unrealized appreciation (depreciation) on:
Investments	26,608	682,751
Foreign currency and foreign currency translation	469	(369)
Change in net assets resulting from operations	82,721	755,358

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(109,472)	—
From net realized gain on investments	(83,115)	—
Change in net assets resulting from distributions to shareholders	(192,587)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	445,403	1,491,562
Dividends reinvested	185,773	—
Redemption fees	653	930
Cost of shares redeemed	(211,325)	(200,671)
Change in net assets resulting from capital share transactions	420,504	1,291,821
Total change in net assets	310,638	2,047,179

NET ASSETS:
Beginning of period	2,047,179	—
End of period*	$2,357,817	$2,047,179

* Including accumulated undistributed net investment loss of:	$(116,857)	$(10,138)

(1) Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Six Months Ended	Period Ended
	April 30, 2010	October 31, 2009 (1)
	(Unaudited)
OPERATIONS:
Net investment income	$14,188	$20,379
Net realized gain (loss) on:
Investments	123,071	125,799
Foreign currency translation	858	(6,247)
Change in unrealized appreciation (depreciation) on:
Investments	90,579	223,999
Foreign currency and foreign currency translation	(285)	224
Change in net assets resulting from operations	228,411	364,154

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,399)	—
From net realized gain on investments	(124,645)	—
Change in net assets resulting from distributions to shareholders	(149,044)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	283,724	1,090,711
Dividends reinvested	144,027	—
Redemption fees	—	109
Cost of shares redeemed	(3,955)	(32,849)
Change in net assets resulting from capital share transactions	423,796	1,057,971
Total change in net assets	503,163	1,422,125

NET ASSETS:
Beginning of period	1,422,125	—
End of period*	$1,925,288	$1,422,125

* Including accumulated undistributed net investment income of:	$10,269	$20,480

(1) Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

			International Real Estate Equity Fund
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$22.59		$12.26	$47.58	$37.56	$28.89	$24.28
Income from investment operations:
Net investment income	0.03		0.20	0.35	0.63	0.50	0.74	(a)
Net realized and unrealized gains
(losses) on investments	0.49		10.12	(33.05)	10.78	8.90	5.71
Total from investment operations	0.52		10.32	(32.70)	11.41	9.40	6.45
Redemption fees	0.00	(b)	0.01	0.01	0.02	0.01	—
Less distributions:
From net investment income	(0.79)		—	(0.45)	(0.63)	(0.39)	(0.73)
From net realized gains on investments	—		—	(2.10)	(0.78)	(0.35)	(1.11)
From tax return on capital	—		—	(0.08)	—	—	—
Total distributions	(0.79)		—	(2.63)	(1.41)	(0.74)	(1.84)
Net asset value per share, end of period	$22.32		$22.59	$12.26	$47.58	$37.56	$28.89

Total return	2.34	%(c)	84.26%	–72.46%	31.16%	33.19%	27.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$619,551		$730,844	$583,953	$2,554,134	$771,999	$290,747
Ratio of total expenses to average net assets	1.27	%(d)	1.26%	1.22%	1.14%	1.17%	1.18%
Ratio of interest expense to average net assets	0.07	%(d)	0.07%	0.06%	—	0.02%	0.00	%(b)
Ratio of expenses to average net assets
excluding interest expense	1.20	%(d)	1.19%	1.16%	1.14%	1.15%	1.18%
Ratio of net investment income to average
net assets	0.59	%(d)	1.13%	1.29%	1.08%	1.16%	1.22%
Portfolio turnover	20%		51%	42%	31%	30%	10%

(a) Net investment income per share is calculated using accumulated undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
(b) The amount is less than $0.005 per share or 0.005%.
(c) Not annualized.
(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Six Months
	Ended				Year Ended
	April 30,				October 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.89		$9.95	$25.12	$27.75	$21.92	$19.97
Income from investment operations:
Net investment income	0.26		0.79	0.99	0.91	0.65	1.06
Net realized and unrealized gains
(losses) on investments	3.25		0.94	(13.46)	(1.54)	6.35	2.07
Total from investment operations	3.51		1.73	(12.47)	(0.63)	7.00	3.13
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	—
Less distributions:
From net investment income	(0.36)		(0.62)	(0.99)	(0.95)	(0.87)	(0.84)
From net realized gains on investments	—		—	(1.71)	(1.05)	(0.30)	(0.34)
From tax return of capital	—		(0.17)	—	—	—	—
Total distributions	(0.36)		(0.79)	(2.70)	(2.00)	(1.17)	(1.18)
Net asset value per share, end of period	$14.04		$10.89	$9.95	$25.12	$27.75	$21.92

Total return	32.66	%(b)	20.23%	–54.62%	–2.53%	32.91%	15.92%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$110,662		$84,795	$95,270	$532,443	$850,075	$641,224
Ratio of total expenses to average net assets:
Before waivers	1.34	%(c)	1.39%	1.56%	1.29%	1.17%	1.18%
After waivers	1.34	%(c)	1.39%	1.43%	1.29%	1.17%	1.18%
Ratio of interest expense to average net assets	0.08	%(c)	0.12%	0.40%	0.14%	0.01%	0.00	%(a)
Ratio of expenses to average net assets excluding
interest expense:
Before waivers	1.26	%(c)	1.27%	1.16%	1.15%	1.16%	1.18%
After waivers	1.26	%(c)	1.27%	1.03%	1.15%	1.16%	1.18%
Ratio of net investment income to average
net assets	4.15	%(c)	8.57%	5.55%	3.34%	2.67%	3.47%
Portfolio turnover	34%		111%	23%	33%	33%	34%

(a) The amount is less than $0.005 per share or 0.005%.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Cyclical Advantage Property Fund
	Six Months
	Ended				Year Ended
	April 30,				October 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$16.65		$13.86	$34.97	$38.27	$39.45	$34.51
Income from investment operations:
Net investment income (loss)	0.10		0.26	0.53	0.15	(0.20)	0.12
Net realized and unrealized gains
(losses) on investments	3.12		2.65	(21.11)	(0.28)	0.62	7.47
Total from investment operations	3.22		2.91	(20.58)	(0.13)	0.42	7.59
Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.02	0.00 (a)	—
Less Distributions:
From net investment income	(0.24)		(0.12)	(0.43)	(0.05)	(0.03)	(0.09)
From net realized gains on investments	—		—	—	(3.11)	(1.57)	(2.56)
From tax return on capital	—		—	(0.10)	(0.03)	—	—
Total distributions	(0.24)		(0.12)	(0.53)	(3.19)	(1.60)	(2.65)
Net asset value per share, end of period	$19.63		$16.65	$13.86	$34.97	$38.27	$39.45

Total return	19.47	%(b)	21.14%	–59.54%	–0.88%	0.74%	22.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,457		$55,064	$47,405	$148,631	$269,414	$556,648
Ratio of total expenses to average net assets	1.34	%(c)	1.45%	1.70%	1.58%	2.01%	1.19%
Ratio of interest expense to average net assets	0.02	%(c)	0.11%	0.50%	0.39%	0.82%	0.01%
Ratio of expenses to average net assets excluding
interest expense	1.32	%(c)	1.34%	1.20%	1.19%	1.19%	1.18%
Ratio of net investment income (loss)
to average net assets	1.09	%(c)	2.28%	2.68%	0.42%	(0.39)%	0.16%
Portfolio turnover	53%		135%	68%	49%	19%	34%

(a) The amount is less than $0.005 per share.
(b) Not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets
	Real Estate
	Fund
	Six Months		Period Ended
	Ended		October 31,
	April 30,2010		2009 (a)
	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$17.03		$10.00
Income from investment operations:
Net investment income (loss)	0.07		(0.08)
Net realized and unrealized gains on investments	0.62		7.10
Total from investment operations	0.69		7.02
Redemption fees	0.00	(b)	0.01
Less distributions:
From net investment income	(0.87)		—
From net realized gains on investments	(0.66)		—
Total distributions	(1.53)		—
Net asset value per share, end of period	$16.19		$17.03

Total return	4.17	%(c)	70.30	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,358		$2,047
Ratio of total expenses to average net assets:
Before waivers	2.76	%(d)	4.36	%(d)
After waivers	1.35	%(d)	1.35	%(d)
Ratio of net investment income (loss) to average net assets	0.25	%(d)	(0.76	)%(d)
Portfolio turnover	15%		35%

(a) For the period from November 3, 2008 (inception of fund) to October 31, 2009.
(b) The amount is less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global
	Infrastructure
	Fund
	Six Months		Period Ended
	Ended		October 31,
	April 30, 2010		2009 (a)
	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$13.38		$10.00
Income from investment operations:
Net investment income	0.28		0.19
Net realized and unrealized gains on investments	1.72		3.19
Total from investment operations	2.00		3.38
Redemption fees	—		0.00	(b)
Less distributions:
From net investment income	(0.20)		—
From net realized gains on investments	(1.03)		—
Total distributions	(1.23)		—
Net asset value per share, end of period	$14.15		$13.38

Total return	15.23	%(c)	33.80	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,925		$1,422
Ratio of total expenses to average net assets:
Before waivers	3.17	%(d)	4.42	%(d)
After waivers	1.36	%(d)	1.35	%(d)
Ratio of interest expense to average net assets	0.01	%(d)	0.00	%(b)(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	3.16	%(d)	4.42	%(d)
After waivers	1.35	%(d)	1.35	%(d)
Ratio of net investment income to average net assets	1.61	%(d)	1.76	%(d)
Portfolio turnover	320%		258%

(a) For the period from November 3, 2008 (inception of fund) to October 31, 2009.
(b) The amount is less than $0.005 per share or 0.005%.
(c) Not annualized. (d) Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2010 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are five separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). Effective September 1, 2009, the Alpine U.S. Real Estate Equity Fund changed its name to the Alpine Cyclical Advantage Property Fund. The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Emerging Markets Real Estate Fund and Global Infrastructure Fund commenced operations on November 3, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ net asset values are not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time) the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

As of April 30, 2010, the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund held securities that are fair valued, which comprised 58.8%, 1.6%, 29.3%, 44.0% and 47.3%, respectively, of each Fund’s net assets.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2010:

	International	Realty	Cyclical	Emerging	Global
	Real Estate	Income &	Advantage	Markets Real	Infrastructure
	Equity Fund	Growth Fund	Property Fund	Estate Fund	Fund
Level 1:
Common Stocks
Asia	$5,040,030	$—	$—	$78,500	$—
Capital Goods	—	—	—	—	100,539
Commercial & Professional Services	—	—	—	—	68,812
Energy	—	—	—	—	102,463
Europe	9,770,665	—	—	54,679	—
Media	—	—	—	—	29,610
North & South America	240,964,322	—	46,339,457	854,841	—
Software & Services	—	—	—	—	26,732
Technology Hardware &
Equipment	—	—	—	—	70,906
Telecommunication Services	—	—	—	—	94,846
Transportation	—	—	—	—	172,105
Utilities	—	—	—	—	199,888
Real Estate Investment Trusts
Apartments	—	10,875,044	—	—	—
Diversified	—	5,632,163	—	—	—
Health Care	—	11,474,083	—	—	—
Lodging	—	2,468,615	—	—	—
Mortgage & Finance	—	1,872,742	—	—	—
Net Lease	—	3,770,806	—	—	—
Office — Industrial Buildings	—	32,274,878	—	—	—
Retail Centers	—	18,759,166	—	—	—
Storage	—	2,777,925	—	—	—
Preferred Stocks
Diversified	—	1,110,867	—	—	—
Health Care	—	757,200	—	—	—
Lodging	—	1,804,783	—	—	—
Net Lease	—	3,910,860	—	—	—
Office — Industrial Buildings	—	6,338,433	—	—	—
Retail Centers	—	4,490,626	—	—	—
Storage	—	1,344,696	—	—	—
Short-Term Investments	653	822	477	153,968	122,003

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

	International	Realty	Cyclical		Emerging		Global
	Real Estate	Income &	Advantage		Markets Real		Infrastructure
	Equity Fund	Growth Fund	Property Fund		Estate Fund		Fund
Level 2:
Common Stocks
Asia	136,807,525	—	8,426,560		666,379		—
Australia	26,822,750	—	328,076		—		—
Capital Goods	—	—	—		—		183,903
Consumer Durables & Apparel	—	—	—		—		16,953
Europe	156,489,494	—	4,934,711		195,108		—
Materials	—	—	—		—		103,483
Media	—	—	—		—		25,211
Middle East/Africa	13,712,276	—	912,518		136,058		—
North & South America	7,590,077	—	603,207		—		—
Technology Hardware &
Equipment	—	—	—		—		17,464
Telecommunication Services	—	—	—		—		72,614
Transportation	—	—	—		—		272,562
Utilities	—	—	—		—		241,851
Real Estate Investment Trusts
Diversified	—	2,889,014	—		—		—
Equity-Linked Structured Notes	13,095,643	—	1,097,390		109,298		20,224
Rights	—	—	0	(1)	0	(1)	—
Warrants	1,748,218	—	3,464		13,139		—
Level 3:
Common Stocks
Asia	14,657,956	—	—		—		—
Europe	416,636	—	—		—		—
North America	10,341,950	—	2,864,406		—		—
Real Estate Investment Trusts
Diversified	—	1,718,644	—		—		—
Total Investments	$637,458,195	$114,271,367	$65,510,266		$2,261,970		$1,942,169

(1) Market value is equal to $0.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International	Realty	Cyclical	Emerging	Global
	Real Estate	Income &	Advantage	Markets Real	Infrastructure
	Equity Fund	Growth Fund	Property Fund	Estate Fund	Fund
Balance as of October 31, 2009	$28,241,687	$2,003,645	$3,339,408	$—	$—
Accrued discounts / premiums	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation
(depreciation)	(2,825,145)	(285,001)	(475,002)	—	—
Net purchases (sales)	—	—	—	—	—
Transfers in and / or out of Level 3	—	—	—	—	—
Balance as of April 30, 2010	$25,416,542	$1,718,644	$2,864,406	$—	$—
_

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2010, the average interest rate paid on outstanding borrowings under the line of credit was 1.31%, 1.25% and 1.24% for the International Real Estate Equity Fund, Realty Income & Growth Fund and Cyclical Advantage Property Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	International	Realty	Cyclical
	Real Estate	Income &	Advantage
	Equity Fund	Growth Fund	Property Fund
Total line of credit amount available	$226,070,290	$38,879,527	$23,397,745
Line of credit outstanding at April 30, 2010	53,819,000	5,751,000	5,613,000
Line of credit amount unused at April 30, 2010	172,251,290	33,128,527	17,784,745
Average balance outstanding during period	35,536,028	6,390,337	724,967
Interest expense incurred on line of credit during the period	228,371	40,102	4,524
Interest expense incurred on custody overdrafts during the period	5,534	—	—

During the six months ended April 30, 2010, the Global Infrastructure Fund had interest expense incurred on custody overdrafts of $42.

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

F. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

 i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

G. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

H. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.  During the six months ended April 30, 2010, the Realty Income & Growth Fund entered into one equity swap contract with a notional value of $1,194,454.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statements of Operations.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)
J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds did not enter into any forward currency contracts during the six months ended April 30, 2010.

K. Derivatives:

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

As of April 30, 2010, the Funds did not have any outstanding derivative instruments.

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2010:

Realty Income & Growth Fund
		Change in
	Net Realized Gain	Unrealized Appreciation
Derivatives	on Derivatives	(Depreciation) on Derivatives
Equity Contracts:
Swap contracts	$32,575	$—

L. New Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.

Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	3,744,871	$84,847,520	15,703,708	$261,332,736
Shares issued in reinvestment of dividends	965,649	21,418,105	—	—
Redemption fees	—	89,082	—	263,845
Shares redeemed	(9,305,286)	(208,366,973)	(30,984,841)	(413,999,840)
Total net change	(4,594,766)	$(102,012,266)	(15,281,133)	$(152,403,259)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

Realty Income & Growth Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	803,485	$10,158,023	1,099,933	$9,534,500
Shares issued in reinvestment of dividends	199,766	2,580,932	728,956	5,999,363
Redemption fees	—	3,658	—	19,224
Shares redeemed	(912,263)	(11,452,765)	(3,615,828)	(29,821,177)
Total net change	90,988	$1,289,848	(1,786,939)	$(14,268,090)

Cyclical Advantage Property Fund
	Six Months Ended		Year Ended
	April 30, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	71,136	$1,318,794	382,173	$5,408,897
Shares issued in reinvestment of dividends	41,685	752,822	31,662	396,723
Redemption fees	—	867	—	7,890
Shares redeemed	(187,450)	(3,454,979)	(526,128)	(6,731,718)
Total net change	(74,629)	$(1,382,496)	(112,293)	$(918,208)

Emerging Markets Real Estate Fund
	Six Months Ended		Period Ended
	April 30, 2010		October 31, 2009 (1)
	Shares	Amount	Shares	Amount
Shares sold	26,791	$445,403	133,198	$1,491,562
Shares issued in reinvestment of dividends	11,611	185,773	—	—
Redemption fees	—	653	—	930
Shares redeemed	(12,999)	(211,325)	(12,997)	(200,671)
Total net change	25,403	$420,504	120,201	$1,291,821

(1) Fund commenced operations on November 3, 2008.

Global Infrastructure Fund
	Six Months Ended		Period Ended
	April 30, 2010		October 31, 2009 (1)
	Shares	Amount	Shares	Amount
Shares sold	19,494	$283,724	108,924	$1,090,711
Shares issued in reinvestment of dividends	10,545	144,027	—	—
Redemption fees	—	—	—	109
Shares redeemed	(275)	(3,955)	(2,673)	(32,849)
Total net change	29,764	$423,796	106,251	$1,057,971

(1) Fund commenced operations on November 3, 2008.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010 (Unaudited)

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
International Real Estate Equity Fund	$134,254,329	$212,521,217	$—	$—
Realty Income & Growth Fund	36,608,341	34,329,069	—	—
Cyclical Advantage Property Fund	31,397,539	32,841,187	—	—
Emerging Markets Real Estate Fund	499,017	307,821	—	—
Global Infrastructure Fund	5,595,059	5,408,696	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the six months ended April 30, 2010, the Adviser waived investment advisory fees and other expenses totaling $15,754 and $15,974 for the Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Waived expenses subject to potential recovery by year of expiration are as follows:
	Emerging Markets	Global
Year of Expiration	Real Estate Fund	Infrastructure Fund
10/31/2012	$40,274	$35,371

6.	Transactions with Affiliates

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the six months ended April 30, 2010. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

		Balance at			Balance at	Value at	Realized
Fund	Issuer Name	Oct. 31, 2009	Purchases	Sales	April 30, 2010	April 30, 2010	Gains (Losses)
International Real	Yatra
Estate Equity Fund	Capital, Ltd.	1,491,800	—	—	1,491,800	$8,111,800	—

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010

8.	Federal Income Tax Information

At October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	International	Realty	Cyclical	Emerging	Global
	Real Estate	Income &	Advantage	Markets Real	Infrastructure
	Equity Fund	Growth Fund	Property Fund	Estate Fund	Fund
Cost of investments	$954,294,653	$87,207,931	$70,472,616	$1,515,019	$1,206,769

Gross unrealized appreciation	95,321,024	19,434,557	7,377,270	582,789	244,140
Gross unrealized depreciation	(325,258,160)	(19,515,255)	(21,213,916)	(19,648)	(25,233)
Net unrealized appreciation
(depreciation)	(229,937,136)	(80,698)	(13,836,646)	563,141	218,907

Undistributed ordinary income	24,044,819	—	461,355	192,586	145,131
Undistributed long-term capital gain	—	—	—	—	—
Total distributable earnings	24,044,819	—	461,355	192,586	145,131

Other accumulated gains (losses)	(931,116,543)	(23,901,436)	(51,458,720)	(369)	218
Total accumulated gains (losses)	$(1,137,008,860)	$(23,982,134)	$(64,834,011)	$755,358	$364,256

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	2009	2008
International Real Estate Equity Fund
Ordinary income	$—	$57,768,770
Long-term capital gain	—	78,397,213
Return of capital	—	3,595,986
	$—	$139,761,969

Realty Income & Growth Fund
Ordinary income	$5,089,343	$9,583,848
Long-term capital gain	—	37,038,174
Return of capital	1,391,340	—
	$6,480,683	$46,622,022

Cyclical Advantage Property Fund
Ordinary income	$411,286	$1,790,143
Return of capital	—	335,086
	$411,286	$2,125,229

Emerging Markets Real Estate Fund
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2010

	2009	2008
Global Infrastructure Fund
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—

Capital loss carryovers as of October 31, 2009 are as follows:
	International	Realty	Cyclical
	Real Estate	Income &	Advantage
	Equity Fund	Growth Fund	Property Fund
Expiration Date
10/31/15	$—	$—	$5,568,140
10/31/16	$384,892,332	$—	$19,372,953
10/31/17	$546,079,563	$23,902,276	$26,519,541

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2009, open Federal and New York tax years include the tax years ended October 31, 2006 through 2009. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2009. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

9.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The Realty Income & Growth Fund declared a distribution of $0.18 per share payable on June 29, 2010 to shareholders of record on June 28, 2010.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2010

As a shareholder of the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund or Global Infrastructure Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2009 – 4/30/2010.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than two months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Real Estate Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010(3)*
Actual (1)	$1,000.00	$1,023.40	$6.37
Hypothetical (2)	$1,000.00	$1,018.50	$6.36

(1) Ending account values and expenses paid during period based on a 2.34% return. The return is considered after expenses are deducted from the Fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3) Excluding interest expense of 0.07%, the actual and hypothetical expenses paid during the period were $6.02 and $6.01, respectively.
*Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2010

Realty Income & Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1)	$1,000.00	$1,326.60	$7.73
Hypothetical (2)	$1,000.00	$1,018.15	$6.71

(1) Ending account values and expenses paid during period based on a 32.66% return. The return is considered after expenses are deducted from the Fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3) Excluding interest expense of 0.08%, the actual and hypothetical expenses paid during the period were $7.27 and $6.31, respectively.
*Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Cyclical Advantage Property Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010(3)*
Actual (1)	$1,000.00	$1,194.70	$7.29
Hypothetical (2)	$1,000.00	$1,018.15	$6.71

(1) Ending account values and expenses paid during period based on a 19.47% return. The return is considered after expenses are deducted from the Fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3) Excluding interest expense of 0.02%, the actual and hypothetical expenses paid during the period were $7.18 and $6.61, respectively.
*Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Emerging Markets Real Estate Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010*
Actual (1)	$1,000.00	$1,041.70	$6.83
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1) Ending account values and expenses paid during period based on a 4.17% return. The return is considered after expenses are deducted from the Fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2010

Global Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/2009	4/30/2010	11/1/2009-4/30/2010 (3)*
Actual (1)	$1,000.00	$1,152.30	$7.26
Hypothetical (2)	$1,000.00	$1,018.05	$6.80

(1) Ending account values and expenses paid during period based on a 15.23% return. The return is considered after expenses are deducted from the Fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3) Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $7.20 and $6.76, respectively.
*Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010
Investment Adviser and Advisory Contracts

On January 5, 2010, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator (“USBFS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer groups.

The Board Members also reviewed Morningstar analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered each Fund’s total expense ratios and contractual investment advisory fees compared to its respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Emerging Markets Real Estate Fund and the Global Infrastructure Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Independent Trustees

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name and Age	the Trust	Time Served	Past Five Years	Complex**	Held by Trustee

Laurence B. Ashkin (82)	Independent	Indefinite,	Real estate developer since 1980;	16	Board of Trustees
	Trustee	since the	Founder and President of Centrum		Chairman,
		Trust’s	Properties, Inc. since 1980.		Perspective
		inception			Charter Schools,
Chicago, IL;
Director, Chicago
Public Radio;
Trustee of each of
the Alpine Trusts.*

H. Guy Leibler (55)	Independent	Indefinite,	Private investor, since 2007; Vice	16	Chairman
	Trustee	since the	Chair & Chief Operating Officer of		Emeritus, White
		Trust’s	L&L Acquisitions, LLC (2004-2007);		Plains Hospital
		inception	President, Skidmore, Owings &		Center; Trustee,
			Merrill LLP (2001-2004).		each of the Alpine
Trusts.*

Jeffrey E. Wacksman (49)	Independent	Indefinite,	Partner, Loeb, Block & Partners LLP,	16	Director,
	Trustee	since 2004	since 1994.		International
Succession Planning
Association; Trustee,
Larchmont Manor
Park Society;
Director, Bondi
Icebergs Inc.
(Women’s
Sportswear);
Director, MH
Properties, Inc.;
Trustee, each of the
Alpine Trusts.*

James A. Jacobson (65)	Independent	Indefinite,	Retired, since November 2008; Vice	16	Trustee, Allianz
	Trustee	since July	Chairman and Managing Director,		Global Investors
		2009	Spear Leeds & Kellogg Specialists,		Multi-Funds.
			LLC, January 2003 to November		Trustee each of the
			2008.		Alpine Trusts.*

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine
Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine
Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Interested Trustees & Officers

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name and Age	the Trust	Time Served	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (53)	Interested	Indefinite,	CEO of Alpine Woods Capital	16	Trustee, each of
	Trustee,	since the	Investors, LLC since November		the Alpine
	President and	Trust’s	1997. President of Alpine Trusts		Trusts.
	Portfolio	inception	since 1998.
Manager

Stephen A. Lieber*** (84)	Vice President	Indefinite,	Chief Investment Officer, Alpine	N/A	None
	and Portfolio	since the	Woods Capital Investors, LLC since
	Manager	Trust’s	2003; Chairman and Senior
		inception	Portfolio Manager, Saxon Woods
Advisors, LLC since 1999.

John Megyesi (49)	Chief	Indefinite,	Chief Compliance Officer, Alpine	N/A	None
	Compliance	since January	Woods Capital Investors, LLC since
	Officer	2009	January 2009; Vice President and
Manager, Trade Surveillance,
Credit Suisse Asset Management,
LLC (2006-2009); Manager, Trading
and Surveillance, Allianze Global
Investors (2004-2006).

Ronald Palmer (41)	Chief Financial	Indefinite,	Chief Financial Officer, Alpine	N/A	None
	Officer	since January	Woods Capital Investors, LLC since
		2010	January 2010; Independent
Consultant (2008-2009); Vice
President, Cash Management and
Foreign Exchange, Macquarie
Capital Investment Management,
LLC (2007-2008); Chief Operating
Officer, Macquarie Fund Adviser,
LLC (2004-2007).

Meimei Li (46)	Treasurer	Indefinite,	Controller, Alpine Woods Capital	N/A	None
		since March	Investors, LLC since February 2007;
		2009	Senior Accountant Pinnacle Group
(2005-2007); Senior Auditor, Eisner
& Lubin (2001-2005).

Andrew Pappert (30)	Secretary	Indefinite,	Director of Fund Operations,	N/A	None
		since March	Alpine Woods Capital Investors,
		2009	LLC since September 2008;
Assistant Vice President, Mutual
Fund Operations, Credit Suisse Asset
Management, LLC (2003-2009).
*Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

*** Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2010

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2009 as qualified dividend income under the Jobs & Growth
Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	16%
Cyclical Advantage Property Fund	24%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	10%
Cyclical Advantage Property Fund	17%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2009.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION
1(888)785.5578
www.alpinefunds.com
This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  The registrant’s Nominating Committee policy states that any shareholder of a Fund may submit the name of a candidate by consideration by the Nominating Committee by submitting a written nomination to the Fund’s secretary in accordance with the provisions of the Fund’s Agreement and Declaration of the Fund, as may be amended from time to time.  The secretary will forward any such nomination to the Nominating Committee promptly upon receipt.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Alpine Equity Trust

By (Signature and Title)*               /s/ Samuel A. Lieber
Samuel A. Lieber, President

Date             July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Samuel A. Lieber
Samuel A. Lieber, President

Date             July 9, 2010

By (Signature and Title)*               /s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr., Chief Financial Officer

Date             July 9, 2010

* Print the name and title of each signing officer under his or her signature.